PROSPECTUS

March 15, 2006

Madison Institutional Equity Option Fund

The Madison Institutional Equity Option Fund seeks total return from capital appreciation as well as income and gains generated from option premiums.   By writing (selling) covered call options on a substantial portion of its portfolio securities, the Fund also seeks to produce primarily short term income and, to a lesser extent when possible, long term gains.

Features

  $1,000,000 minimum initial investment
  No commissions or sales charges

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

www.madisonfunds.com

Table of Contents

Risk/Return Summary: Investments, Risks and Performance	3
Fund Investment Objectives/Goals.	3
Principal Investment Strategies of the Fund	3
Principal Risks of Investing in the Fund	3
Risk/Return Bar Chart and Table	5
Fees and Expenses of the Fund	6
Investment Objectives	7
Implementation of Investment Objectives	7
Principal Risks	10
Portfolio Holdings	14
Management	14
Pricing of Fund Shares	15
Dividends and Distributions	16
Frequent Purchases and Redemptions of Fund Shares	16
Taxes	17
Financial Highlights	18
Madison Institutional Equity Option Fund Guide to Doing Business	18
Shareholder Account Transactions	18
Confirmations and Statements	18
Changes to an Account	18
How to Open An Account	19
Minimum Initial Investment	19
Maintenance Investment Balance	19
By Check	19
By Wire	20
By Exchange	20
How to Purchase Additional Shares	20
Minimum Initial Investment	20
By Check	20
By Wire	21
By Automatic Investment Plan	21
How to Redeem Shares	21
By Telephone or By Mail	22
By Wire	22
By Exchange	22
By Systematic Withdrawal Plan	22
Special Redemption Rules for IRAs	23
Distribution Options	23
Payments in Kind	23
How to Close an Account	23
Other Fees	23
Returned Investment Check Fee	23
Broker Fees	23
Other Fees	23
IRAs	23
Traditional IRAs	23
Roth IRAs	24
Conversion Roth IRAs	24

Risk/Return Summary: Investments, Risks and Performance

Fund Investment Objectives/Goals

The objectives of the Madison Institutional Equity Option Fund (the "Fund") are (1) to provide consistent total return and (2) secondarily, to provide a high level of income and gains from options premiums.

Principal Investment Strategies of the Fund

The Fund will pursue its investment objectives by investing in a portfolio consisting primarily of common stocks of large- and mid-capitalization issuers that are, in the view of the Fund’s investment adviser, selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The Fund seeks to produce a high level of current income and current gains generated from option writing premiums and, to a lesser extent, from dividends.

Under normal market conditions, the Fund will invest at least 80% of its total assets in common stocks, with at least 65% of the amount so invested being invested in common stocks of large capitalization issuers that meet the Fund’s selection criteria. The Fund may invest the remainder of its common stock investments in companies that meet the Fund’s selection criteria but whose market capitalization is considered to be middle sized or ‘‘mid-cap’’(between $1 billion and $7 billion at the time of the Fund's investment). The Fund’s investment adviser will allocate the Fund’s assets among stocks in sectors of the economy based upon the investment adviser’s views on forward earnings growth rates, adjusted to reflect the investment adviser’s views on economic and market conditions and respective sector risk factors. In current market conditions, the investment adviser initially intends to focus the Fund’s investments in the (i) consumer discretionary and retail, (ii) technology, (iii) medical/health care and pharmaceutical and (iv) financial institutions sectors.

The Fund will pursue its primary objective by employing an option strategy of writing covered call options on a substantial portion of the common stocks in the Fund's portfolio. The extent of option writing activity will depend upon market conditions and the investment adviser's ongoing assessment of the attractiveness of writing call options on the Fund's stock holdings.

In addition to its covered call strategy, the Fund may, to a lesser extent (not more than 20% of its total assets), pursue an option strategy that includes the writing of both put options and call options on certain of the common stocks in the Fund's portfolio. To seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may, to a limited extent (not more than 2% of the its total assets) purchase put options on broad-based securities indices (such as the S&P 500, S&P MidCap 400 or other indices deemed suitable) or certain ETFs (exchanged traded funds) that trade like common stocks but represent such market indices.

There can be no assurance that the Fund will achieve its investment objectives.

Principal Risks of Investing in the Fund

No History of Operations. The Fund is a diversified, open-end management investment company with no history of operations.

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in the Fund represents an indirect investment in the securities owned by the Fund, a majority of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your investment at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund distributions.

Equity Risk. Substantially all of the Fund's assets will be invested in common stocks and (to a lesser extent) preferred equity securities, and therefore a principal risk of investing in the Fund is equity risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities.

  There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.
  As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.
  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it may not be able to effect a closing purchase transaction in order to terminate its obligation under the option and must then deliver the underlying security at the exercise price.
  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
  The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.
  Call options value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of events affecting the underlying equity security.  A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.
  When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. Also, while the Fund's potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.
  If a put option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option.

Limitation on Option Writing Risk. The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. The number of options which the Fund may write or purchase may be affected by options written or purchased by our other investment advisory clients of the Advisor or its affiiliates.

Risks of Mid-Cap Companies. The Fund may invest in companies that meet the Fund's growth and value criteria and whose market capitalization is considered middle-sized or ""midcap.'' Mid-cap companies often are newer or less established companies than larger capitalization companies and their share price may be more volatile than comparable "large cap" stocks.  In addition, equity securities of mid-cap companies generally are less liquid than those of larger companies, so the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Sector Concentration Risk. To the extent that the Fund makes substantial investments in any single sector, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors. The Fund currently intends to make significant investments in common stocks of companies operating in the (i) consumer discretionary and retail, (ii) technology, (iii) medical/health care and pharmaceutical and (iv) financial institutions sectors.  The Fund will not invest more than 35% of its total assets in the securities of issuers principally engaged in any single sector.

  Consumer Discretionary and Retail. Industries within the consumer and retail sector can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, intense competition and changes in demographics and consumer tastes.
  Technology. Common stocks of companies operating in the technology sector may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general.
  Medical/Health Care and Pharmaceutical. Industries within the medical/health care and pharmaceutical sector are subject to substantial government regulation. Changes in governmental regulations and policies, regulatory approvals, rapid obsolescence of products or services, appearance of toxic effects, and enforcement of patent, trademark and other intellectual property laws will affect the value of many such companies.
  Financial Institutions. The industries within the financial institutions sector are subject to extensive government regulation and profitability can be largely dependent on the availability and cost of capital. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial institutions industries. Insurance companies can be subject to severe price competition.

Option Premium Risk. If stock prices or stock price volatility declines, the level of premiums from options writing may decrease.

Tax Risk. The Fund will generate taxable income.  In addition to option premium income, most or all of the gains from the sale of the underlying securities held by the Fund on which options are written may be short-term capital gains taxed at ordinary income rates in any particular year. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times. The Fund's transactions in options are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash. For noncorporate taxpayers, short-term capital gain is taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%. See "Taxation" for a greater discussion of these matters.

Portfolio Turnover. Higher portfolio turnover may decrease the after-tax return to taxable Fund shareholders to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. Although the Fund cannot accurately predict its portfolio turnover rate, under normal market conditions it expects to maintain relatively low core turnover of its stock portfolio, not considering purchases and sales of stock and options in connection with the Fund's options program. On an overall basis, the Fund's annual turnover rate may exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in greater realization of taxable short-term capital gains.

Risk/Return Bar Chart and Performance Table

Because the Fund is new, it has no performance history.   Remember, however, that that past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future..

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price).	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price).	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

Management Fee	0.75%*
Distribution (12b-1) Fees	None
Other Expenses	0.20%**
Total Annual Fund Operating Expenses	0.95%

* After the Fund's first year of operation, the Management Fee may be adjusted up or down by 0.15% if the Fund's performance compared to the Chicago Board Options Exchange BuyWrite Monthly Index (BXM) exceeds or trails the BXM by 1% or more.  (See the discussion of "Compensation" beginning on page x.)

** We agreed to limit administrative and operating expenses ("Other Expenses") to 0.20% until the Fund's net assets exceed $500 million and to limit Other Expenses to 0.15% for Fund assets in excess of $500 million. We can reduce these expenses at any time, but the Fund's Trustees must authorize any increase above these percentages.  No changes are anticipated as of the date of this prospectus.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $1,000,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	$9,692
3 years	$30,271

Additional fees and transaction charges described in the Fund's "Guide to Doing Business," if applicable, will increase the level of expenses that can be incurred. (For example, fees are charged to stop payment on redemption check proceeds and on bounced investment checks). In addition, if you purchase or redeem shares in the Fund through a securities broker you may be charged a transaction fee by the broker for handling of the transaction. The Fund does not receive these fees. You can engage in any transaction directly with the Fund to avoid such charges.

We can make payments out of our investment advisory fee to other persons, including broker-dealers that make the Fund available to investors pursuant to any “no transaction fee” or similar network or service they provide. The payment may be a percentage of assets invested through their institution, it may reflect a direct reimbursement for the institution’s expenses in permitting your investment to be made through their institution, or it may be a combination of both. We make these payments out of our own resources.

The Fund's "Guide to Doing Business" is found on pages xx to xx of this prospectus.

Investment Objectives

The Fund seeks (1) to provide consistent total return and (2) secondarily, to provide a high level of income and gains from options premiums.

The investment objectives of the Fund may be changed without shareholder approval. Shareholders will, however, receive prior written notice of any material change. There can be no assurance that the Fund's investment objectives will be achieved.

Implementation of Investment Objectives

The Fund will pursue its investment objectives by investing in a portfolio consisting primarily of common stocks of large- and mid-capitalization issuers that are, in our view, selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The Fund seeks to produce a high level of current income and current gains generated from option writing premiums and, to a lesser extent, from dividends.

Portfolio Investment Parameters. Under normal market conditions, the Fund will invest at least 80% of its total assets in common stocks, with a least 65% of the amount so invested being invested in common stocks of large capitalization issuers that meet the Fund's selection criteria. The Fund may invest the remainder of its common stock investments in companies that meets the Fund's selection criteria but whose market capitalization is considered to be middle sized or ""mid-cap.'' Common stocks are selected based on our views on the company's ability to sustain future growth and on favorable ""PEG'' (its Price-Earnings Ratio (PE) divided by its perceived earnings Growth rate) ratios, financial strength and industry leadership. The Fund generally will invest in common stocks on which exchange-traded call options are currently available. Substantially all of the common stocks in the Fund's portfolio will be issued by U.S. companies, although the Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities of foreign issuers.

The Fund considers a large capitalization issuer to be a company with market capitalization, at the time of the Fund's investment in such company's common stock, of $7 billion or greater. The Fund considers a mid-cap issuer to be a company with market capitalization, at the time of the Fund's investment in such company's common stock, of between $1 billion and $7 billion.

The Fund will pursue its primary objective by employing an option strategy of writing covered call options on a substantial portion of the common stocks in the Fund's portfolio. These options contracts are sold on a national options exchange or in the over-the-counter market allowing the purchaser of the contract to buy specified underlying securities at a specified price (the "strike price") prior to a specified expiration date. The premium received, plus the strike price of the option, will always be greater than the value of the underlying securities at the time the option is written.

The extent of option writing activity will depend upon market conditions and our ongoing assessment of the attractiveness of writing call options on the Fund's stock holdings. Writing covered call options involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation. Depending on our evaluation, the Fund may write covered call options on varying percentages of the Fund's common stock holdings.

When an option contract is "covered" it means that the Fund, as the writer of the option contract, holds in its portfolio the underlying securities described in the contract or securities convertible into such securities. Thus, if the holder of the option decides to exercise his purchase rights, the Fund may sell at the strike price securities it already holds in the portfolio or may obtain by conversion (rather than risking having to first buy the securities in the open market at an undetermined price). However, an option contract would not normally be exercised unless the market price for the underlying securities specified were greater than the strike price.

The Fund seeks to produce a high level of short-term gains generated from option writing premiums and, to a lesser extent, from dividends. To the extent possible, the Fund will seek to produce long-term gains from option writing premiums by allowing or arranging for certain securities that have been held more than a year to be called away.  The premium received by the Fund for the last call option written on any security held more than a year at the time it is called (sold) from the Fund will generally be characterized as long-term gain along with any gain related to the sale of the underlying security.   The Fund's ability to achieve this result will be limited by (1) the amount of long-term securities it holds, (2) market conditions and (3) the relative value of alternative opportunities available to the Fund that would not result in the sale of the underlying security such as writing new options on the security rather than allowing it to be called.

In addition to its covered call strategy, the Fund may, to a lesser extent (not more than 20% of its total assets), pursue an option strategy that includes the writing of both put options and call options on certain of the common stocks in the Fund's portfolio. To seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may, to a limited extent (not more than 2% of the its total assets) purchase put options on broad-based securities indices (such as the S&P 500, S&P MidCap 400 or other indices deemed suitable) or certain ETFs (exchanged-traded funds) that trade like common stocks but represent such market indices. We may pursue this risk management strategy through covered put option collars, in which the Fund purchases a put option and simultaneously sells a put option on the same security at a different strike price.

Exercises of call options and the resulting sale of the underlying equity securities could result in less than 80% of the Fund's total assets being invested in common stocks. In such circumstances, the Fund will make future investments in a manner consistent with restoring the 80% threshold.

What securities will the Fund hold?

Common Stocks.  We intends to focus the Fund's investments in those broad sectors of the economy that we believe provide superior opportunities to achieve the Fund's investment objectives through equity selection and application of the Fund's covered call option strategy. The Fund will not invest more than 35% of its total assets in the securities of issuers principally engaged in any single sector. In current market conditions, we initially intends to focus the Fund's investments in the following sectors:

Consumer Discretionary and Retail. The consumer discretionary and retail sector may include, for example, companies principally engaged in the manufacture and distribution of goods and services to consumers both domestically and internationally and in merchandising finished goods and services primarily to individual consumers.

Technology. The technology sector may include, for example, companies involved in producing computers, software or information technology products and equipment or that rely extensively on technology, science or communications in their product development or operations.

Medical/Health Care and Pharmaceutical. The medical/health care and pharmaceutical sector may include, for example, companies principally engaged in the development, production or distribution of products or services related to biotechnology, medical diagnostics, managed health care, medical equipment and supplies and pharmaceuticals.

Financial Institutions. The financial institutions sector may include, for example, commercial banks, savings and loan associations, brokerage and investment companies, insurance companies, asset management companies and consumer and industrial finance companies.

We will periodically reallocate the Fund's assets among sectors based on our views regarding economic conditions, market conditions in both the equity and option markets and the risks relevant to each sector. As market conditions change, the Fund's portfolio may not necessarily be so composed of stocks in these sectors, but could be composed significantly of stocks of issuers in other sectors of the market. We seek to invest in common stocks in which we have high confidence in their continuing earnings growth rate. We follow an investment style generally known as ""GARP'' (Growth-At-a- Reasonable-Price). The key analytical measure is a common stock's PEG ratio.

For example, a stock selling at $30.00 per share, with expected earnings for the current year of $2.00 per share has a PE ratio of 15 ($30 divided by $2). If we expect earnings growth of 10% per year over the next five years, then the stock has a PEG ratio of 1.5. We believe that the average PEG ratio as of the date of this Prospectus for all the stocks included in the Standard & Poor's 500 is approximately 2.0. We intend to build an investment portfolio of common stocks with favorable value/growth relationships, with PEG ratios averaging less than the general stock market. We cannot assure you that this investment style will be successful.

After determining that a stock is reasonably priced in relation to its expected growth rate, we will look for companies with strong financial statements, relatively little debt, positive fundamental trends and industry leadership. In normal market conditions, we seek companies whose growth rates, cash flows, and industry strength put them in a desirable position for superior long-term value and growth. We expect to hold between 40 and 60 stocks in the Fund's portfolio.

Options. Certain options, known as "American style" options may be exercised at any time during the term of the option. Other options, known as "European style" options, may be exercised only on the expiration date of the option. Since virtually all options on individual stocks trade American style, we believe that substantially all of the options written by the Fund will be American style options. The Fund will write call options and put options only if they are "covered." In the case of a call option on a common stock or other security, the option is "covered"' if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in liquid, segregated assets. A put option on a security is "covered" if the Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated, liquid assets.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that we can effect a closing purchase or sale transaction when the Fund desires. Net gains from the Fund's option strategy generally will be short-term capital gains which, for federal income tax purposes, will constitute net investment company taxable income. See "Taxation."

The standard contract size for a single option is 100 shares of the common stock. There are four items needed to identify any option: (1) the underlying security, (2) the expiration month, (3) the strike price and (4) the type (call or put). For example, ten XYZ Co. October 40 call options provide the right to purchase 1,000 shares of XYZ Co. on or before October 21, 2005 at $40 per share. A call option whose strike price is above the current price of the underlying stock is called "out-of-the-money." Most of the options that will be sold by the Fund are expected to be out-of-the-money, allowing for potential appreciation in addition to the proceeds from the sale of the option. An option whose strike price is below the current price of the underlying stock is called "in-the-money" and will be sold by the Fund as a defensive measure to protect against a possible decline in the underlying stock.

The following is an example of a covered call transaction, making the following assumptions: a common stock currently trading at $25.00 per share; a 9-month call option is written with a strike price of $27.50 (i.e. 10% higher than the current market price); and the writer receives $2.00 (or 8%) of the common stock's value as premium income. Under this scenario, before giving effect to any change in the price of the stock, the covered-call writer receives the premium, representing 8% of the common stock's value, regardless of the stock's performance over the 9-month period until option expiration. If the stock price declines, the premium from writing the call options serves to offset some of the unrealized loss on the stock. If the stock price were to decline 8%, the option writer would break even, but if the stock were to decline more than 8% under this scenario, the investor's downside protection would be eliminated and the stock could eventually become worthless. If the stock price remains unchanged, the option will expire and the option writer would earn an 8% return, in the form of the option premium. If the stock price were to rise but remain less than the strike price of $27.50, the option writer would earn the 8% premium and the appreciation of the stock price, up to 10% in this scenario. If the stock price were to rise to $27.50 or more, the option would be exercised and the stock would return 10% coupled with the option premium of 8% for a total return to the option writer of 18%.

For conventional listed call options, the option's expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. The Fund's covered call strategy typically involves writing call options with expiration dates three to twelve months from the date of listing, although the Fund may write call options with shorter and longer terms. The Fund anticipates that some options that are written against Fund stock holdings will be repurchased prior to the option's expiration date, generating a gain or loss in the options. In general, the Fund prefers to continue to hold its common stocks for at least a year to achieve long-term growth and so that it can write subsequent options on the same securities, rather than allowing them to be called away by the first option holders.  In this manner, if the common stocks are held by the Fund for over a year, the premiums received by the Fund on the last options written against those stocks may be characterized as long-term gain along with any gain (or loss) realized on the stocks themselves.

Foreign Securities. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund expects that its investments in foreign securities will consist primarily of sponsored American Depositary Receipts ("ADRs").

How diversified will the Fund be?

The Fund may invest no more than 4% of the Fund's total assets, at time of purchase, in any one common stock. The Fund may, in addition to pursuing its covered call option strategy on common stocks in its portfolio, write put options on such common stocks representing to 2% of the Fund's total assets, at time of purchase, on any one common stock.

How will I know if the Fund changes its investment policies?

If the Fund's policies change, the Fund will provide shareholders at least 60 days' notice before implementation of the change.

Can the Fund adopt a temporary defensive strategy?

If we determine that it would be appropriate to adopt a temporary defensive investment position by reducing exposure in the equity markets, up to 100 percent of any fund could be invested in short-term, fixed-income investments. To the extent more than 20% of the Fund is so invested, it would not be invested in accordance with policies designed to achieve its stated investment objectives.

Principal Risks

No Operating History

The Fund is a newly organized, diversified, open-end management investment company with no operating history.

Not a Complete Investment Program

The Fund is intended for investors seeking a high level of current income and capital appreciation over the long term. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in the Fund should not be considered a complete investment program.

Investment and Market Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
An investment in the Fund shares represent an indirect investment in the securities owned by the Fund, a majority of which are traded on a national securities exchange or in the over-the counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund distributions.

Equity Risk

Equity risk is the risk that the securities held by the Fund will fluctuate in value due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. Stock of an issuer in the Fund's portfolio may decline in price for a variety of reasons.  A drop in the overall stock market may depress the price of most or all of the common stocks held by the Fund.

Risks Associated with Options on Securities

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Before receiving notice that a holder of an option wishes to exercise the option, the writer can terminate its obligation under the option by buying it back, generally at about the difference between the strike (exercise) price of the call and the market value of the security.  For example, when the option has a strike price written at $40 and the stock is trading at $40.25, the option writer can generally buy back the option for at least the $0.25 difference.  This is known as a "closing purchase transaction."   However, once an option writer has received an exercise notice, it can no longer effect this "closing purchase transaction" and must deliver the underlying security at the exercise price.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund's potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.   To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks:

  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.

  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Limitation on Option Writing Risk

The number of call options the Fund can write is limited by the number of shares of common stock the Fund holds, and further limited by the fact that call options represent 100 share lots of the underlying common stock. The Fund will not write "naked" or uncovered call options. Furthermore, the Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by our other investment advisory clients.

Risks of Mid-Cap Companies

The Fund may invest in companies that meet the Fund's growth and value criteria and whose market capitalization is considered middle sized or "mid-cap."' Mid-cap companies often are newer or less established companies than larger capitalization companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of mid-cap companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Sector Concentration Risk

We intend to focus the Fund's investments in those broad sectors of the economy that we believe provide superior opportunities to achieve the Fund's investment objectives. To the extent that the Fund makes substantial investments in any single sector Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors. The Fund will not invest more than 35% of its total assets in the securities of issuers principally engaged in any single sector.

  Consumer Discretionary and Retail. Industries within the consumer and retail sector can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, intense competition and changes in demographics and consumer tastes.
  Technology. Common stocks of companies operating in the technology sector may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources, and the management of such companies may be more dependent upon one or a few key people.
  Medical/Health Care and Pharmaceutical. Industries within the medical/health care and pharmaceutical sector are subject to substantial government regulation. Changes in governmental regulations and policies may have a material effect on the demand for particular medical and pharmaceutical products and services. Regulatory approvals (often entailing lengthy application and testing procedures) are also generally required before new drugs and certain medical devices and procedures may be introduced. Many of the products and services of companies engaged in the medical and pharmaceutical sector are also subject to relatively high risks of rapid obsolescence caused by progressive scientific and technological advances. Additionally, such products are subject to risks such as the appearance of toxic effects following commercial introduction and manufacturing difficulties. The enforcement of patent, trademark and other intellectual property laws will affect the value of many such companies.
  Financial Institutions. The industries within the financial institutions sector are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial institutions industries. Insurance companies can be subject to severe price competition. The financial institutions industries are currently undergoing relatively rapid change as existing distinctions between financial institutions segments become less clear.

Income and Fund Distribution Risk

The income you receive from the Fund is based primarily on the premiums the Fund receives from writing options and the dividends and interest it earns from its investments. Net option premiums and dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short- and long-term. If stock prices or stock price volatility declines, the level of premiums from options writing and the amounts available for distribution from options activity will likely decrease as well.

Payments to purchase put options and to close written call options will reduce amounts available for distribution from call option premiums received and proceeds of closing put options.

Foreign Securities Risk

The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities of foreign issuers. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. The Fund expects that its investments in foreign securities will primarily consist of sponsored ADRs. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Tax Risk

Call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option and generally will be treated by the Fund as capital gain or loss. Some of the call options and other devices employed by the Fund reduce risk to the Fund by substantially diminishing its risk of loss in offsetting positions in substantially similar or related property, thereby giving rise to ""straddles'' under the federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle, and terminate or suspend the holding period for certain securities in which the fund does not yet have a long-term holding period or has not yet satisfied the holding period required for qualified dividend income.

The Fund cannot assure you as to any level of regular quarterly net investment income (income other than net long-term capital gain) and cannot assure you as to any level of capital gains distributions. In addition, certain of the Fund's call writing activities may affect the character, timing and recognition of income and could cause the Fund to liquidate other investments in order to satisfy its distributions requirements.

The Fund expects to generate premiums from the writing of call options. The Fund will recognize short-term capital gains upon the expiration of an option that it has written, but may also generate long-term capital gains if the option is written on a security that has been held more than a year. If the Fund enters into a closing transaction, the difference between the amount paid to close out its option position and the premium received for writing the option will be short-term gain or loss. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, we expect that all of the gains from the sale of the underlying securities held by the Fund will be short-term capital gains during the Fund's first year of operation, and thereafter the Fund may be able to generate more long-term capital gains from both the sale of underlying securities and the options written on them. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times.

The Fund's transactions in options are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

In sum, like short-term capital gains, dividend income generated from covered call writing is taxed at ordinary income rates rather than at the more favorable qualified dividend rate. (See the section of this prospectus entitled "Taxes" below for more information about tax rates on dividends).

Portfolio Holdings

Portfolio securities information is available on the Fund's website at www.madisonfunds.com. Information about the Fund's top ten equity holdings can be accessed by "clicking" on the name of the Fund from the www.madisonfunds.com page, then "clicking" on the "Fund Statistics" link.  Top 10 holdings and other information about the Fund's portfolio (such as sector concentration) current to the most recent calendar quarter is initially provided. You may also obtain a complete list of portfolio holdings from the Fund's semi-annual financial reports and its quarterly holdings report.  The Fund's policy is to post top 10 holdings no later than five business days have passed after the end of the quarter and to keep the information on the website until the next updated information is posted. In response to shareholder demand, we may increase the frequency with which we post portfolio holdings to reflect the most recent month-end. A complete description of the Fund's policies and procedures with respect to the disclosure of each of its portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). (See the back cover for information about the SAI.)

Management

The Advisor

We are Madison Asset Management, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. ("Madison"), both located at 550 Science Drive, Madison, Wisconsin 53711. As of the date of this prospectus, Madison, a registered investment advisory firm since 1973, provides professional portfolio management services to a number of clients and has, together with its subsidiaries, over $11 billion under management.  As of the date of this prospectus, we manage approximately $800 million in assets in both open and closed-end investment companies in stock, bond and money market portfolios with our Mosaic affiliate and in the Madison Strategic Sector Premium Fund and the Madison/Claymore Covered Call Fund.

We are responsible for the day-to-day administration of the Fund's activities. Investment decisions regarding the Fund can be influenced in various manners by a number of individuals.

Generally, all management decisions are the primary responsibility of Madison's investment policy committee. The investment policy committee is made up of the top officers and managers of Madison.

On a day-to-day basis, the Funds is are generally managed by members of the equity management team at our firm. The members of the equity team with primary responsibility for the Fund are Frank Burgess and Jay Sekelsky.  Mr. Burgess focuses on the options-related strategies of the Fund. Mr. Burgess and Mr. Sekelsky focus on the selection of equity securities the Fund owns on which the options are written. Mr. Burgess is the President and founder of Madison where he has been managing all varieties of securities portfolios since 1973. He also manages covered call options portfolios for the Madison Strategic Sector Premium Fund and the Madison/Claymore Covered Call Fund, both of which are closed-end investment companies traded on the New York Stock Exchange.  Jay Sekelsky is a Managing Director of our firm and has been managing equity portfolios at Madison since 1990.

The Trust's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

Compensation

Investment Advisory Fees. We receive a fee for our services under our Investment Advisory Agreement with the Fund. This fee is comprised of a base fee and a performance adjustment that may increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Chicago Board Options Exchange BuyWrite Monthly Index ("BXM") Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

The performance adjustment is calculated monthly by comparing the Fund's performance to that of the BXM Index over the performance period. Because the BXM Index reflect no fees or expenses, the Fund's performance is compared to the BXM Index "gross of fees".  In other words, the Fund's performance for purposes of the comparison is calculated without reducing it by the Fund's Management Fees and Other Expenses set forth in the "Annual Fund Operating Expenses" section of this prospectus (specifically, the management fee of 0.75% -- which may be raised or lowered by 0.15% as provided by this section -- and the other expenses of 0.20% for assets up to $500 million and 0.15% for assets over $500 million), but not by brokerage commissions or fees that are included in the costs of buying and selling Fund securities.  The performance period for the Fund will commence on the first day of the first full month of the Fund's operation (April 1, 2006), and will consist of the current month plus the preceding months for the life of the Fund until 36 months is included in the performance period.  Thereafter the performance period will consist of the current month plus the previous 35 months.  However, there will be no performance adjustment until April 1, 2007.

The maximum annualized performance adjustment rate is +/- 0.15% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the base fee in accordance with the following chart:.

Over/Under Performance Percentage (in basis points)	Annualized Adjustment Rate Relative to BXM Index as a percentage (in basis points)-1 of the Fund's Average Net Assets
+/- 99 or less	0
+/- 100 or more	+/- 15

1 Based on the difference between average annual "gross of fees" performance of the Fund and the BXM Index, rounded to the nearest basis point (.01%).

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the BXM Index over that period, even if the Fund had overall negative returns during the performance period.

These fees are deducted automatically from all accounts and are reflected in the daily price of the Fund.

Other Expenses. Under a separate Services Agreement with the Fund, we provide or arrange for the Fund to have all other operational and other support services it needs. We receive a fee calculated as a percentage of the average daily net assets of the Fund for these services. We also accrue for the fixed, direct expenses paid by the Fund for the compensation of the Fund's Independent Trustees and its independent auditor. As of the date of this prospectus, this fee (including accrual for direct expenses) is limited to 0.20% on the first $500 million of average daily net assets and 0.15% on average daily net assets above $500 million. These fees are also deducted automatically from all accounts and are reflected in the daily price of the Fund.

Pricing of Fund Shares

The price of each Fund share is based on its net asset value (or "NAV"). This equals the total daily value of the Fund's investments and other assets, minus its expenses and liabilities, divided by the total number of outstanding shares. The Fund's NAV is calculated at the close of the New York Stock Exchange each day that it is open for trading, normally 4:00 p.m. Eastern Time.

We use the market value of the securities in the Fund in order to determine NAV. We obtain the market value from one or more established pricing services. The Fund maintains a "pricing committee" to review market value of portfolio securities to determine whether or not prices obtained from the pricing services are fair. In accordance with policies approved by the Trustees, the pricing committee may determine that the "fair value" of a particular security is different than the market value provided by the pricing service. Although this would be an unusual occurrence for the types of securities held by the Fund, this may occur, for example, due to events or information not known to the pricing service or due to events occurring in other parts of the world. In using fair value pricing, the Fund's goal is to prevent fund share transactions from occurring at a price that is unrealistically high or low based on information known but not reflected in the "market" price of portfolio securities calculated at the close of the New York Stock Exchange.

When you purchase or redeem shares, your transaction will be priced based on the next calculation of NAV after your order is received in proper form. This may be higher, lower or the same as the NAV from the previous day.

Dividends and Distributions

The Fund's net income, if any, is declared as dividends and distributed to shareholders at least annually.  Any net realized capital gains will also be paid to shareholders at least annually as capital gains distributions.

Distributions will be paid in the form of additional shares credited to your account, unless you elect in writing to receive dividend checks or payments by electronic funds transfer. (Please refer to the Fund's "Guide to Doing Business" for more information about dividend distribution options.)

Frequent Purchases and Redemptions of Fund Shares

General Rule. The Fund discourages investors from using it to frequently trade or otherwise attempt to "time" the market. As a result, we reserve the right to reject a purchase or exchange request for any reason.

Market Timing. The Fund's policy is to block shareholders or potential shareholders from engaging in harmful trading behavior in the Fund described below. To accomplish this, we reserve the right to reject a purchase or exchange request for any reason, without notice. This policy does not affect a shareholder's right to redeem an account.

Identifiable Harmful Frequent Trading and Market-Timing Activity. The Fund identifies harmful trading activity as having a negative effect on portfolio management or fund expenses. For example, a fund subject to frequent trading or "market-timing" must maintain a large cash balance in order to permit the frequent purchases and redemptions caused by market-timing activity. Cash balances must be over and above the "normal" cash requirements the fund keeps to handle redemption requests from long-term shareholders, buy and sell portfolio securities, etc. By forcing management to keep greater cash balances to accommodate market timing, a fund may be unable to invest its assets in accordance with the fund's investment objectives. Alternatively, harmful trading activity may require frequent purchase and sale of portfolio securities to satisfy cash requirements. To the extent market-timing activity of this sort requires the affected fund to continually purchase and sell securities, the fund's transaction costs will increase in the form of brokerage commissions and custody fees. Finally, frequent trading activity results in a greater burden on the affected fund's transfer agent (the Fund's customer service department), increasing transfer agent expenses and, if not actually raising fund expenses, at least preventing us from lowering them.

For all of the above reasons, we monitor cash flows and transfer agent activity in order to identify harmful activity. Furthermore, when approached by firms or individuals who request access for market timing activities, we decline; when trades are attempted without such courtesy we make every effort to block them and prohibit any future investments from the source of such trades. We do not define market-timing by the frequency or amount of trades during any particular time period. Rather, we seek to prevent market-timing of any type that harms the Fund in the manner described above.

We do not currently impose additional fees on market timing activity, nor does the Fund restrict the number of exchanges shareholders can make, although we reserve the right to impose such restrictions upon notice in the future. The Fund does not specifically define the frequency of trading that it will consider "market timing" because our goal is to prevent any harm to long-term investors that is caused by any out-of-the-ordinary trading or account activity. As a result, when the Fund identifies any shareholder activity that causes or is expected to cause the negative results described above, the Fund will block the shareholder from making future investments. In effect, we will allow harmful market-timers to leave the Fund and shut our doors to their return.

We will use our discretion to determine whether transaction activity is harmful based on the criteria described above. Except as described below, we do not distinguish between shareholders that invest directly with the Fund or shareholders that invest with the Fund through a broker (either directly or through an intermediary account), an investment advisor or other third party as long as the account is engaging in harmful activity as described above.

Other Risks Associated with Market Timing. Moving money in and out of funds on short notice is a strategy employed by certain investors who hope to reap profits from short-term market fluctuation. This is not illegal, but is discouraged by many funds since it can complicate fund management and, if successfully employed, have a negative impact on fund performance. In particular, a successful "market-timer" could, over time, dilute the value of fund shares held by long-term investors by essentially "siphoning off" cash by frequently buying fund shares at an NAV lower than the NAV at which the same shares are redeemed. Nevertheless, the success of any market-timer is not considered by the Fund. We will block ALL identifiable harmful frequent trading and market-timing activity described above regardless of whether the market-timer is successful or unsuccessful. In any event, investors in the Fund should be aware that dilution caused by successful market timing by some shareholders is a risk borne by the remaining shareholders.

Exceptions or Other Arrangements. It is possible that we will not detect certain frequent trading or market timing activity in small amounts that, because of the relatively small size of such activity, is subsumed by the normal day-to-day cash flow of the Fund (see the section above entitled "Other Risks Associated with Market Timing"). However, we believe our procedures are adequate to identify any market timing activity having the harmful effects identified in the section entitled "Identifiable Harmful Frequent Trading and Market-Timing Activity" regardless of the nature of the shareholder or method of investment in the Fund.

Because we discourage market timing in general, the Fund does not currently, nor does it intend to, have any arrangements or agreements, formal or informal, to permit any shareholders or potential shareholders to directly or indirectly engage in any type of market-timing activities, harmful or otherwise.

Although we believe we make reasonable efforts to block shareholders that engage in or attempt to engage in harmful trading activities, the Fund cannot guarantee that it will successfully identify and block every shareholder that does it or attempts to do it.

Taxes

Federal Tax Considerations

The Fund will distribute to shareholders 100 percent of its net income and net capital gains, if any. The capital gain distribution is determined as of October 31 each year and distributed annually.

All dividend and capital gain distributions, if any, will be taxable to you. A portion of the dividends paid from the net investment income of any fund may constitute "qualified dividends" eligible for the maximum federal income tax rate of 15%. The Fund will inform shareholders of any portion of its dividends that constitutes "qualified dividends." In January each year, the Fund will send you an annual notice of dividends and other distributions paid during the prior year.

Capital gains distributions can be taxed at different rates depending on the length of time the securities were held.  Income from a fund's short-term capital gains (generated when a fund sells securities held for less than 6 months) and income generated from writing covered call options are taxed at ordinary income rates, rather than the 15% "qualified dividend" rate available to individual taxpayers.  Distributions paid from any fund's long-term capital gains and designated as capital gain distributions generally are taxable as long-term capital gains, regardless of the length of time you held your shares. Although the Fund will invest in stocks that generate qualified dividend income, it is expected that the Fund's transactions in options will significantly limit the Fund's ability to pay ordinary income dividends that are treated as qualified dividend income.

For tax purposes, options premiums reduce the tax basis of the stock on which the option is written at the time the stock is called away.  Thus, when called, the option premium received takes on the underlying stock's long-term or short-term tax characteristics.  For this reason, the Fund prefers not to write "in the money" options on stocks that have been held for less than a year so that the stocks are not called away until after they have been held in the Fund for at least a year.  In this manner, the last option written on such stocks may generate long-term gains which are taxed at lower rates than short-term gains.   Therefore, although income generated from writing covered call options may not be taxed at the 15% "qualified dividend" rate, a percentage of such income -- representing the premiums received from the last option written on the stocks that have been in the Fund for at least a year and called away -- may be taxable at the more favorable long-term gain rate instead of at ordinary income rates.  However, options premiums received by the Fund with respect to any stock will continue to be taxed at short-term gains rates (ordinary income rates) regardless of how long the Fund has held the stock on which the option is written until that stock is finally called away from the Fund by the holder of that option.

Because the share price fluctuates for the Fund, if you redeem shares in the Fund, you will create a capital gain or loss that has tax consequences. It is your responsibility to calculate the cost basis of shares purchased. You must retain all statements received from the Fund to maintain accurate records of your investments.

An exchange of any fund's shares for shares of another fund will be treated as a sale of the fund's shares. As a result, any gain on the transaction may be subject to federal, state or local income tax.

If you do not provide a valid social security or tax identification number, you may be subject to federal withholding at a rate of 28% of dividends, any capital gain distributions and redemption proceeds. Any fine assessed against the Fund that results from your failure to provide a valid social security or tax identification number will be charged to your account.

State and Local

At the federal as well as state and local levels, dividend income and capital gains are generally considered taxable income.

Financial Highlights

Because the Fund is new, no historical "financial highlights" are available as of the date of this prospectus.

Madison Institutional Equity Option Fund "Guide to Doing Business"

Shareholder Account Transactions

Confirmations and Statements

Daily Transaction Confirmation

All purchases and redemptions (unless systematic) are confirmed in writing with a transaction confirmation. Transaction confirmations are usually mailed on the same day a transaction is posted to your account. Therefore, you should receive the confirmation in the mail within a few days of your transaction.

Quarterly Statement

Quarterly statements are mailed at the end of each calendar quarter. The statements reflect account activity through the most recent quarter. At the end of the calendar year, the statement will reflect account activity for the entire year.

We strongly recommend that you retain all daily transaction confirmations until you receive your quarterly statements. Likewise, you should keep all of your quarterly statements until you receive your year-end statement showing the activity for the entire year.

Changes to an Account

To make any changes to an account, we recommend that you call us to discuss the changes to be made and ask about any documentation that you may need to provide. Though some changes may be made by phone, generally, in order to make any changes to an account, we may require a written request signed by all of the shareholders with their signatures guaranteed.

Telephone Transactions

The Fund has a number of telephone transaction options. You can exchange your investment among the funds in the family, request a redemption and obtain account balance information by telephone. The Fund will employ reasonable security procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures can include, among other things, requiring one or more forms of personal identification prior to acting upon your telephone instructions, providing written confirmations of your transaction and recording all telephone conversations with shareholders. Certain transactions, including some account registration changes, must be authorized in writing.

Certificates

Certificates will not be issued to represent shares in the Fund.

How to Open A New Account

In compliance with the USA Patriot Act of 2001, we will verify certain information on your account application as part of the Fund's anti-money laundering program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box may not be accepted. Please contact us at 1-888-670-3600 if you need additional assistance when completing your application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also reserves the right to close the account within five business days if clarifying information/documentation is not received.

Minimum Initial Investment

Madison Institutional Equity Option Fund is available to investors for a minimum initial investment of $1,000,000. The $1,000,000 minimum may be satisfied when one or more related accounts are opened at the same time. An account is considered related when it is opened by or through the same retirement plan, corporation, individual, financial institution or other entity.  The Fund reserves the right to lower the minimum initial investment amount for all accounts or on a case by case basis in the interest of the Fund if approved by an officer of the Fund.

Maintenance Investment Balance

The Fund reserves the right to involuntarily redeem:

  individual accounts with balances that fall below $1,000,000 (as a result of shareholder activity and not market action).
  all related accounts when the value of all the accounts within any institutional relationship falls below $1,000,000 (as a result of shareholder activity and not market action).
  all related accounts if the average account size within any institutional relationship has a market value of less than $10,000 (as a result of shareholder activity and not market action).

For example, if an institution allocates $1,000,000 among one account with $900,000 and 100,000 accounts with $1, the average account size would be approximately $10 ($1,000,000 divided by 100,001) and would not meet the Fund's maintenance balance requirements.

Prior to closing your account, we will give you 30 days written notice during which time you may increase your balance to avoid having your account(s) closed.

By Check

Open your new account by completing an application and sending it along with a check payable to the Madison Institutional Equity Option Fund as follows:

Regular Mail:	Overnight:
Madison/Mosaic Funds	Madison/Mosaic Funds
c/o US Bancorp Fund Services, LLC	c/o US Bancorp Fund Services, LLC
P.O. Box 701	615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Fund will not accept money orders of any denomination or Cashier's Checks.

By Wire

Please call the Fund before you wire money (no later than close of New York Stock Exchange) to ensure proper and timely credit to your account.

If you are making your first investment in the Fund, before you wire funds, we must have a completed account application. You can mail or overnight deliver your account application to us. You may also fax the account application by calling us at 1-888-670-3600 for a fax number. Upon receipt of your completed account application, we will establish an account for you. The account number assigned will be required as part of the instruction that you should give to your bank to send the wire. Your bank must include both the name of the Fund and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee,WI 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
  Account #112-952-137
Further Credit: Madison Institutional Equity Option Fund
(Shareholder name, fund #, and account number)

By Exchange

You may open a new account by exchange from an existing account when your new account will have the same registration and tax identification number as the existing account and you are investing at least $1,000,000. You may also qualify to open an account by exchange if you are investing less than $1,000,000 if you are a member of an institutional relationship (retirement plan, for example) that satisfies the $1,000,000 requirement. A new account application is required only when the account registration or tax identification number will be different from the application for the existing account. Exchanges may only be made into funds that are sold in the shareholder's state of residence.

How to Purchase Additional Shares

Purchase Price

Share prices (net asset values or "NAV") are determined every day that the New York Stock Exchange is open. Purchases are priced at the next share price determined after the purchase request is received in proper form by the Fund.

Purchases and Uncollected Funds

Sometimes a shareholder investment check or electronic transfer is returned to the Fund unpaid. In other words, we sometimes get checks that bounce. The Fund has a procedure to protect you and other shareholders from loss resulting from these items. We may delay paying the proceeds of any redemption for 12 days or more until we can be determine that the check or other deposit item (including purchases by Electronic Funds Transfer "EFT") used for purchase of the shares has cleared. Such deposit items are considered "uncollected" until the Fund determines that they have actually been paid by the bank on which they were drawn.

Purchases made by federal funds wire check are considered collected when received and not subject to the 12 day hold. All purchases earn dividends from the day after the day of credit to a shareholder's account, even while not collected.

Minimum Subsequent Investment

Subsequent investments may be made for $10,000 or more.  The Fund reserves the right to lower the minimum subsequent investment amount for all accounts or on a case by case basis in the interest of the Fund if approved by an officer of the Fund.

By Check

Please make your check payable to the Fund. Mail it along with an investment slip or, if you don't have one, please write your fund and account number (and the name of the fund) on your check.

Regular Mail:	Overnight:
Madison/Mosaic Funds	Madison/Mosaic Funds
c/o US Bancorp Fund Services, LLC	c/o US Bancorp Fund Services, LLC
P.O. Box 701	615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Fund will not accept Cashier's Checks, third party checks, Treasury checks, credit card "convenience" checks, traveler's checks, money orders or starter checks for the purchase of shares.

By Wire

You should call the Fund before you wire money to ensure proper and timely credit. Your bank may charge you a fee for sending a wire to the Fund.

Please wire money to:

U.S. Bank, NA
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA # 075000022
Credit: US Bancorp Fund Services
Acct # 112-952-137
FFC: Madison Institutional Equity Option Fund
(Shareholder name, fund #, and account number)

By Automatic Investment Plan

You can elect to have a monthly (or less frequent) automatic investment plan. The Fund will automatically credit your account and debit the bank account you designate with the amount of your automatic investment. The automatic investment is processed as an electronic funds transfer (EFT).

To establish an automatic investment plan, complete the appropriate section of the application or call us for information. The minimum monthly amount for an EFT is $10,000. You may change the amount or discontinue the automatic investment plan any time. The Fund does not charge for this service.

How to Redeem Shares

Redemption Price

Share prices (net asset values or "NAVs") are determined every day that the New York Stock Exchange is open. Redemptions are priced at the next share price determined after the redemption request is received in proper form by the Fund.

Signature Guarantees

To protect your investments, the Fund requires signature guarantees for certain redemptions.

What is a signature guarantee?  It is a certification by a financial institution that knows you and recognizes your signature that your signature on a document is genuine.

A signature guarantee helps the Fund ensure the identity of the authorized shareholder(s). If you anticipate the need to redeem large amounts of money, we encourage you to establish pre-authorized bank wire instructions on your account. You can pre-authorize bank wire instructions by completing the appropriate section of a new application or by calling us to inquire about any necessary documents. A signature guarantee may be required to add or change bank wire instruction on an account.

A signature guarantee is required for any redemption when:

(1)  the proceeds are to be greater than $50,000,

(2)  the proceeds are to be delivered to someone other than you, as shareholder of record,

(3)  the proceeds are to be delivered to an address other than your address of record, or

(4)  you made any change to your registration or account privileges within the last 15 days.

Redemptions and Uncollected Funds

We may delay paying the proceeds of any redemption for 12 days or more until we can determine that the check or other deposit item (including purchases by Electronic Funds Transfer "EFT") used for purchase of the shares has cleared. Such deposit items are considered "uncollected," until the Fund determines that the bank on which they were drawn has actually paid them. Purchases made with federal funds wire are considered collected when received and not subject to the 12-day hold.

By Telephone or By Mail

Upon request by telephone or in writing, we will send a redemption check up to $50,000 to you, the shareholder, at your address of record only. A redemption request for more than $50,000 or for proceeds to be sent to anyone or anywhere other than the shareholder at the address of record must be made in writing, signed by all shareholders with their signatures guaranteed. See section "Signature Guarantees" above. Redemption requests in proper form received by mail and telephone are normally processed within one business day.

Stop Payment Fee

To stop payment on a redemption or distribution check, call our Shareholder Service department immediately.

Normally, the Fund charges a fee of $25.00, or the cost of stop payment, if greater, for stop payment requests on a check issued by the Fund on behalf of a shareholder. Certain documents may be required before such a request can be processed.

By Wire

With one business day's notice, we can send funds by wire transfer to the bank and account designated on the account application or by subsequent written authorization. If you anticipate the need to redeem large amounts of money, we encourage you to establish pre-authorized bank wire instructions on your account. You can pre-authorize bank wire instructions by completing the appropriate section of a new application or by calling us to inquire about any necessary documents. A signature guarantee may be required to add or change bank wire instruction on an account. See page xx for signature guarantee requirements.

The Fund accepts signature guarantees from banks with FDIC insurance, certain credit unions, trust companies, and members of a domestic stock exchange. A guarantee from a notary public is not an acceptable signature guarantee.

Redemptions by wire can be arranged by calling the telephone numbers on the back page of your prospectus and this Guide to Doing Business. Requests for wire transfer must be made by 4:00 p.m. Eastern time the day before the wire will be sent.

Wire Fee

Wire transfers sent to a foreign bank for any amount will be processed for a fee of $30 or the cost of the wire if greater.

By Exchange

You can redeem shares from the Fund and concurrently invest the proceeds in another Mosaic account by telephone when your account registration and tax identification number are the same. There is no charge for this service.

Special Redemption Rules for IRAs

Because IRA owners must make a written withholding election for income tax purposes when they redeem shares from their IRA, you must request IRA redemptions in writing. Before you think you may need to redeem funds from your IRA, call us for a form that contains the required tax election provisions. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Distribution Options

The Fund may make periodic payments of dividends from income or capital gains. Your account application allows you to select the distribution option you would like for each type of distribution. If you do not make a selection on your application, all your distributions will be automatically reinvested in your account.

If you do not want your distributions automatically reinvested, you can have your distributions (1) automatically invested in another account in the Mosaic Funds family of mutual funds, (2) paid to you by check or (3) deposited directly to your bank account.

Payments in Kind

If, in the opinion of the Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of any Trust. However, Mosaic Equity Trust elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of the Trust or $250,000.  The Fund is a series of Mosaic Equity Trust.

Any property of the Fund distributed to shareholders will be valued at fair value. In disposing of any such property received from the Fund, a shareholder might incur commission costs or other transaction costs. There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full net asset value for it. Except as described herein, however, we intend to pay for all share redemptions in cash.

How to Close an Account

To close an account, you should call us and request that your account be closed.

When you close your account, shares will be redeemed at the next determined net asset value. You can close your account by telephone, wire transfer or by mail as explained above in the section "How To Redeem Shares."

Other Fees

Returned Investment Check Fee

Your account will be charged (by redemption of shares) $25.00 for items deposited for investment that are returned unpaid for any reason.

Broker Fees

If you purchase or redeem shares through a securities broker, your broker may charge you a transaction fee. This charge is kept by the broker and not transmitted to the Fund. However, you can engage in any transaction directly with the Fund to avoid such charges.

Other Fees

The Fund reserves the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.

IRAs

The Fund can be used for retirement plan investments, including IRAs.

Traditional IRAs

Traditional Individual Retirement Accounts ("Traditional IRAs") may be nondeductible or partially deductible. Traditional IRA contributions up to the allowable annual limits may be made, and the earnings on such contributions will accumulate tax-free until distribution. Traditional IRA contributions that you deducted from your income taxes and the earnings on such contributions will be taxable when distributed.

The Fund will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to traditional IRAs. A separate application is required for IRA accounts.

Roth IRAs

Roth IRAs are nondeductible; however, the earnings on such contributions will accumulate and are distributed tax-free as long as you meet the Roth IRA requirements.

The Fund will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to Roth IRAs. A separate application is required for IRA accounts.

Conversion Roth IRAs

You may convert all or part of your Traditional IRA into a Roth IRA. Please call us for a Conversion Roth IRA form if you want to accomplish this conversion. You will be required to pay taxes on some or all of the amounts converted from a traditional IRA to a Conversion Roth IRA. You should consult your tax advisor and your IRA disclosure statement before you accomplish this conversion.

The Fund has a Statement of Additional Information (SAI) that includes additional information about the Fund. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year. The SAI, the Fund’s annual and semi-annual reports and other information about the Fund are available without charge by calling 1-800-368-3195.  Use the shareholder service number below to make shareholder inquiries.

Please call our shareholder service department if you have any questions about the Fund or if you would like a copy of any written fund information. Additional information, including the Fund's SAI and annual and semi-annual reports, is also available free of charge at the Mosaic Funds Internet Investment Center at http://www.mosaicfunds.com

Finally, you can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Madison Institutional Equity Option Fund

Transfer Agent
Mosaic Funds
P.O. Box 701
Milwaukee, WI 53201-0701

Te l e p h o n e N u m b e r s
Shareholder Service
Toll-free nationwide: (888) 670 3600
Mosaic Tiles (24 hour automated information)
Toll-free nationwide: (800) 336 3063

SEC File Number 811-3615

Statement of Additional Information
Dated March 15, 2006
For use with the prospectus of the
Mosaic Equity Trust (Investors, Mid-Cap, Balanced and Foresight Funds) dated May 1, 2005 and the
Madison Institutional Equity Option Fund dated March 15, 2006

Mosaic Equity Trust

Investors Fund
Balanced Fund
Mid-Cap Fund
Foresight Fund
Madison Institutional Equity Option Fund

550 Science Drive
Madison, WI 53711
(800) 368-3195

This Statement of Additional Information is not a Prospectus. You should read this Statement of Additional Information with the Prospectus of Mosaic Equity Trust bearing the date indicated above (the "Prospectus"). You can obtain a copy of the Prospectus from Mosaic Funds at the address and telephone numbers shown above.

Audited Financial Statements for the Trust for the fiscal year ended December 31, 2005 appear in the Trust's Annual Report to shareholders for that period. The Report is incorporated herein by reference. You can get a copy of the Report at no charge by writing or calling Mosaic Funds at the address and telephone number shown above.  Also incorporated by reference is the Trust's Semi-Annual Report to shareholders for the semi-annual period ended June 30, 2005.

Table of Contents
TRUST HISTORY	2
DESCRIPTION OF THE TRUST ("Investment Objectives" and "Implementation of Investment Policies")	2
Classification	2
Investment Strategies and Risks	2
Fund Policies	6
Fundamental Policies	7
Disclosure of Portfolio Holdings	9
MANAGEMENT OF THE FUNDS ("Management")
Management Information	10
Board of Trustees	12
Discussion of Contract Renewal	12
Compensation	14
Code of Ethics	14
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	14
INVESTMENT ADVISORY AND OTHER SERVICES ("Fees and Expenses of the Funds" and "Management")	15
PORTFOLIO MANAGERS	17
BROKERAGE ALLOCATION AND OTHER PRACTICES	23
CAPITAL STOCK AND OTHER SECURITIES	24
PURCHASE, REDEMPTION AND PRICING OF SHARES ("Guide to Doing Business," "Pricing of Fund Shares" and "Dividends and Distributions")	26
TAXATION OF THE TRUST ("Taxes")	29
CALCULATION OF PERFORMANCE DATA ("Risk/Return Summary")	30
FINANCIAL STATEMENTS AND OTHER ADDITIONAL INFORMATION ("Financial Highlights")	31

Note: The items appearing in parentheses above are cross references to sections in the Prospectus that correspond to the sections of this Statement of Additional Information.

TRUST HISTORY

  Mosaic Equity Trust ("the Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. Its has five funds:
  the Investors Fund, continuing the operations of Bascom Hill Investors, Inc. which merged into the Investors Fund in June 1997. Before the merger, it was known as the Select Growth Fund;
  the Mid-Cap Fund (known as the "Mid-Cap Growth Fund" before January 1, 2002 and as the "Special Growth Fund" before May 12, 1997);
  the Balanced Fund, continuing the operations of Bascom Hill Balanced Fund, Inc. which merged into what was then known as the Equity Income Fund in June 1997;
  the Foresight Fund, which adopted its current investment objectives and policies on January 1, 1998. Before it liquidated its portfolio, it was an international emerging markets fund called the Worldwide Growth Fund; and
  the Madison Institutional Equity Option Fund, established March 15, 2006.

Throughout this Statement of Additional Information, we sometimes refer to the Trust or to the funds when describing matters that affect all five funds.

The Trust was originally known as GIT Equity Trust. The Trust changed its name in May 1997. The name change followed the 1996 change of the advisor to the then-existing portfolios of the Trust from Bankers Finance Investment Management Corp. to Madison Mosaic, LLC.

DESCRIPTION OF THE TRUST

Classification

The Trust is a diversified open-end management investment company, commonly known as a mutual fund.

The Trust issues five series of shares: Investors Fund shares, Mid-Cap Fund shares, Balanced Fund shares, Foresight Fund shares and Madison Institutional Equity Option Fund shares, each managed as a diversified fund.

Investment Strategies and Risks

The Investors, Mid-Cap, Foresight and Madison Institutional Equity Option Funds seek to achieve their investment objectives through diversified investments principally in equity securities, while the Balanced Fund seeks to achieve its investment objective through diversified investment in a combination of equity and fixed-income securities. The Foresight Fund follows a flexible approach to investing in equity securities in that the fund may be invested up to 100% in fixed-income securities when we believe the equity markets may decline.

The investment objectives of the funds are described in the Prospectus. You should also read the Prospectus for information about each funds' principal investment strategies and risks.

If we are ever required to notify you that we will be making a change to an investment policy reflected in the name of any fund, you will receive a separate written explanation of the change at least 60 days in advance.  This notice will contain a statement in bold-face type alerting you that the notice is an "Important Notice Regarding Change in Investment Policy" and this statement will also be on the envelope we use to mail the notice to you (unless, of course, the notice is the only material we are sending you).

In addition to the principal investment strategies described in the Prospectus, the following describes additional investment strategies. Also discussed are the risks associated with such strategies that you should understand.

1. Covered Call Options.

We may write "covered call options" for each fund against any of its portfolio securities. These options contracts are sold on a national options exchange or in the over-the-counter market allowing the purchaser of the contract to buy specified underlying securities at a specified price (the "strike price") prior to a specified expiration date. Writing covered call options may increase the fund's realized gains, because a fee (the "premium") is received by the fund for each option contract written. However, unless the option contract is exercised, it has no other ultimate impact on the fund.

The premium received, plus the strike price of the option, will always be greater than the value of the underlying securities at the time the option is written.

When an option contract is "covered" it means that the Trust, as the writer of the option contract, holds in its portfolio the underlying securities described in the contract or securities convertible into such securities. Thus, if the holder of the option decides to exercise his purchase rights, the fund may sell at the strike price securities it already holds in the portfolio or may obtain by conversion (rather than risking having to first buy the securities in the open market at an undetermined price). However, an option contract would not normally be exercised unless the market price for the underlying securities specified were greater than the strike price. Thus, when an option is exercised, we will normally be (1) forced to sell portfolio securities at a price below their current market value or (2) required to buy a corresponding call contract at a price reflecting this price differential to offset the call contract previously written (such an offsetting call contract purchase is called a "closing purchase transaction").

To the extent we write covered call options for any fund, we will be foregoing any opportunity for appreciation on the underlying securities above the strike price during the period before the option contract expires. We may close out call option contracts written at any time in closing purchase transactions, but there is no assurance that we will be able to effect such transactions at any particular time or at an acceptable price. We will select all of the fund's investments on a basis consistent with its investment policies, notwithstanding the potential for additional premium gains from option writing.

Options and Futures Risks

If we misgauge market values or other economic factors when engaging in a defensive strategy of investing in options or futures contracts, the fund may be worse off than had it not employed the defensive strategy. While defensive strategies can reduce the risk of loss, they can also reduce the opportunity for gain since they offset favorable price movements. The use of defensive strategies may result in a disadvantage to the fund if it is not able to purchase or sell a portfolio holding at an optimal time. This can happen if it needs to cover its position or if there is no market for its position.

2. When-Issued Securities.

We may purchase and sell securities for any fund on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions happen when securities are bought or sold with payment for and delivery of the securities scheduled to take place at a date later than normal settlement.

Fluctuations in the value of securities we agree to buy or sell on a when-issued basis may increase changes in a fund's value. This is because the fluctuations in value must be added to changes in the values of securities actually held in the fund during the same period.

When engaging in when-issued or delayed delivery transactions, we must rely on the seller or buyer to complete the transaction at the scheduled time. If the other party fails to do so, we might lose an opportunity for a more advantageous purchase or sale. If the transaction is completed, intervening changes in market conditions or the issuer's financial condition could make it less advantageous than investment alternatives available at the time of settlement.

While we will only commit to security purchases we intend to complete on behalf of a fund, we may sell any securities purchase contracts before settlement of the transaction. If this occurs, the fund could realize a gain or loss despite the fact that the original transaction was never completed.

When we purchase when-issued securities, we will take certain actions to protect the Trust. We will maintain in a segregated account a combination of designated liquid investments and cash sufficient in value to provide adequate funds to complete the scheduled purchase.

3. Repurchase and Reverse Repurchase Agreement Transactions.

Repurchase Agreements. A repurchase agreement involves acquiring securities from a financial institution, such as a bank or securities dealer, with the right to resell the same securities to the financial institution on a future date at a fixed price.

Repurchase agreements are a highly flexible medium of investment. This is because they may be made for very short periods, including maturities of only one day. Under the Investment Company Act of 1940, repurchase agreements are considered loans and the securities involved may be viewed as collateral.

If we invest in repurchase agreements, the Trust could be subject to the risk that the other party may not complete the scheduled repurchase. In that case, we would be left holding securities we did not expect to retain in the Trust. If those securities decline in price to a value of less than the amount due at the scheduled time of repurchase, then the Trust could suffer a loss of principal or interest.

In the event of insolvency or bankruptcy of the other party to a repurchase agreement, the Trust could encounter restrictions on the exercise of its rights under the repurchase agreement.

Reverse Repurchase Agreements. If any fund requires cash to meet redemption requests and we determine that it would not be advantageous to sell portfolio securities to meet those requests, then we may sell the fund's securities to another investor with a simultaneous agreement to repurchase them. Such a transaction is commonly called a "reverse repurchase agreement." It has the practical effect of constituting a loan to the fund, the proceeds would be used to meet cash requirements for redemption requests.

During the period of any reverse repurchase agreement, the affected fund would recognize fluctuations in value of the underlying securities to the same extent as if those securities were held by the fund outright. If we engage in reverse repurchase agreement transactions for any fund, we will take steps to protect the fund. We will maintain in a segregated account a combination of designated liquid securities and cash that is sufficient in aggregate value to provide adequate funds to complete the repurchase.

4. Loans of Fund Securities.

In certain circumstances, we may be able to earn additional income for the Trust by loaning portfolio securities to a broker-dealer or financial institution. We may make such loans only if cash or U.S. Government securities, equal in value to 100% of the market value of the securities loaned, are delivered to the Trust by the borrower and maintained in a segregated account at full market value each business day.

During the term of any securities loan, the borrower must pay us all dividend and interest income earned on the loaned securities. At the same time, we will also be able to invest any cash portion of the collateral or otherwise charge a fee for making the loan, thereby increasing the fund's overall potential return.

If we make a loan of securities, the Trust would be exposed to the possibility that the borrower of the securities might be unable to return them when required. This would leave the Trust with the collateral maintained against the loan. If the collateral were of insufficient value, the Trust could suffer a loss.

Any loans by the Trust of portfolio securities will be made in accordance with applicable guidelines established by the Securities and Exchange Commission and under procedures adopted by the Trustees. In determining whether to lend securities to a particular broker, dealer or other financial institution, we will consider the creditworthiness of the borrowing institution. We will not enter into any securities lending agreement having a duration of greater than one year.

5. American Depository Receipts.

We may invest in American Depository Receipts ("ADRs"). These instruments are negotiable receipts for a given number of shares of securities in a foreign corporation. The foreign stock certificates remain in the custody of a foreign bank. ADRs are issued by large commercial U.S. banks and traded in U.S. markets or on U.S. exchanges. The ADR represents the depository bank's guarantee that it holds the underlying securities.

We may invest in an ADR in lieu of trading in the underlying shares on a foreign market. ADRs are subject to a degree of U.S. regulation and are denominated in U.S. dollars.

6. Convertible Securities.

In addition to other equity securities, we may invest in "convertible securities." Securities convertible into common stocks and securities having equity characteristics are bonds that are convertible into a specific number of shares of the common stock of the issuer either at any time or usually at a specific future date at a determined price per share of common stock. Such bonds tend to participate in a substantial portion of the price appreciation of the underlying common stock. At the same time, they often enjoying some protection against depreciation due to higher interest rates afforded most bonds and because of the anticipation of the bond's maturity.

We anticipate that convertible securities will represent less than 25% of any fund's total assets. All convertible bonds must meet the same quality ratings required of corporate bonds, as described for commercial paper below. The risks involved in investment in convertible securities are similar to the risks of investment in the underlying common stocks.

7. Financial Futures Contracts.

We may use financial futures contracts, including contracts traded on a regulated commodity market or exchange, to purchase or sell securities for the Trust. A futures contract on a security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing a futures contract, we will obligate the Trust to make delivery of the security against payment of the agreed price.

We will use financial futures contracts only when we intend to take or make the required delivery of securities. However, if it is economically more advantageous to do so, we may acquire or sell the same securities in the open market instead and concurrently liquidate the corresponding futures position by entering into another futures transaction that precisely offsets the original futures position.

A financial futures contract for a purchase of securities is called a "long" position, while a financial futures contract for a sale of securities is called a "short" position. A short futures contract acts as a hedge against a decline in the value of an investment. This is because it locks in a future sale price for the securities specified for delivery against the contract. A long futures contract acts to protect against a possible decline in interest rates. Hedges may be implemented by futures transactions for either the securities held or for comparable securities that are expected to parallel the price movements of the securities being hedged.

Customarily, most futures contracts are liquidated prior to the required settlement date by disposing of the contract. This transaction may result in either a gain or loss. When part of a hedging transaction, this gain or loss is expected to offset corresponding losses or gains on the hedged securities.

If we use financial futures contracts, we would do so as a defense, or hedge, against anticipated interest rate changes and not for speculation. A futures contract sale is intended to protect against an expected increase in interest rates and a futures contract purchase is intended to offset the impact of an interest rate decline. By means of futures transactions, we may arrange a future purchase or sale of securities under terms fixed at the time the futures contract is made.

The Trust will incur brokerage fees in connection with any futures transactions. Also, the Trust will be required to deposit and maintain cash or Government securities with brokers as margin to guarantee performance of its futures obligations. When purchasing securities by means of futures contracts, we take steps to protect the Trust. We will maintain in a segregated account (including brokerage accounts used to maintain the margin required by the contracts) a combination of liquid High Grade investments and cash that is sufficient in aggregate value to provide adequate funds to complete the purchase.

While we may use futures to reduce the risks of interest rate fluctuations, futures trading itself entails certain other risks. Thus, while the Trust may benefit from using financial futures contracts, unanticipated changes in interest rates may result in a poorer overall performance than if the Fund had not entered into any such contracts.

8. Foreign Securities.

We may invest a portion of the Trust's assets in securities of foreign issuers that are listed on a recognized domestic or foreign exchange.

Foreign investments involve certain special considerations not typically associated with domestic investments. Foreign investments may be denominated in foreign currencies and may require the Fund to hold temporary foreign currency bank deposits while transactions are completed. The Trust might benefit from favorable currency exchange rate changes, but it could also be affected adversely by changes in exchange rates. Other risks include currency control regulations and costs incurred when converting between various currencies. Furthermore, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting requirements applicable to domestic issuers, and there may be less publicly available information about such issuers.

In general, foreign securities markets have substantially less volume than comparable domestic markets and therefore foreign investments may be less liquid and more volatile in price than comparable domestic investments. Fixed commissions in foreign securities markets may result in higher commissions than for comparable domestic transactions, and foreign markets may be subject to less governmental supervision and regulation than their domestic counterparts.

Foreign securities transactions are subject to documentation and delayed settlement risks arising from difficulties in international communications. Moreover, foreign investments may be adversely affected by diplomatic, political, social or economic circumstances or events in other countries, including civil unrest, expropriation or nationalization, unanticipated taxes, economic controls, and acts of war. Individual foreign economies may also differ from the United States economy in such measures as growth, productivity, inflation, national resources and balance of payments position.

9. Securities with Variable Interest Rates.

Some of the securities we purchase for the Balanced Fund or the Foresight Fund may carry variable interest rates. Securities with variable interest rates normally are adjusted periodically to pay an interest rate that is a fixed percentage of some base rate, such as the "prime" interest rate of a specified bank. The rate adjustments may be specified either to occur on fixed dates, such as the beginning of each calendar month, or to occur whenever the base rate changes.

Certain of these variable rate securities may be payable by the issuer upon demand of the holder, generally within seven days of the date of demand. Others may have a fixed stated maturity with no demand feature. Variable rate securities may offer higher yields than are available from shorter-term securities. When interest rates generally are falling, the yields of variable rate securities will tend to fall. Likewise, when rates are generally rising, variable rate yields will tend to rise.

What are other risks of some variable rate securities? Variable rate securities may not always be rated and may not have a readily available secondary market. Our ability to obtain payment after the exercise of demand rights could be adversely affected by subsequent events prior to repayment of the investment at par. We will monitor on an ongoing basis the revenues and liquidity of issuers of variable rate securities and the ability of such issuers to pay principal and interest pursuant to any demand feature.

10. Short-Term Investments.

The "short-term investments" we may buy for the Trust are limited to the following U.S. dollar denominated investments:

(1) U.S. Government securities;

(2) obligations of banks having total assets of $750 million or more;

(3) commercial paper having one of the top three quality ratings descried below;

(4) other corporate and foreign government obligations of investment grade issued and sold publicly within the United States; and

(5) repurchase agreements secured by any of the foregoing securities.

"U.S. Government securities" are obligations issued or guaranteed by the United States Government, its agencies and instrumentalities. U.S. Government securities include direct obligations of the United States issued by the U.S. Treasury, such as Treasury bills, notes and bonds. Also included are obligations of the various federal agencies and instrumentalities, such as the Government National Mortgage Association, the Federal Farm Credit System, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks, the Small Business Administration and the Student Loan Marketing Association. Except for Treasury securities, all of which are full faith and credit obligations, U.S. Government securities may either be agency securities backed by the full faith and credit of the United States, such as those issued by the Government National Mortgage Association, or only by the credit of the particular federal agency or instrumentality which issues them, such as those issued by the Federal Farm Credit System and the Federal Home Loan Mortgage Corporation; some such agencies have borrowing authority from the U.S. Treasury, while others do not.

Bank obligations eligible as short-term investments are certificates of deposit ("CDs"), bankers acceptances ("BAs") and other obligations of banks having total assets of $750 million or more (including assets of affiliates). CDs are generally short-term interest-bearing negotiable certificates issued by banks against funds deposited with the issuing bank for a specified period of time. Such CDs may be marketable or may be redeemable upon demand of the holder. Some redeemable CDs may have penalties for early withdrawal, while others may not. Federally insured bank deposits are presently limited to $100,000 of insurance per depositor per bank, so the interest or principal of CDs may not be fully insured if we purchase a CD greater than $100,000. BAs are time drafts drawn against a business, often an importer, and "accepted" by a bank, which agrees unconditionally to pay the draft on its maturity date. BAs are negotiable and trade in the secondary market.

We will not invest in non-transferable time deposits that have penalties for early withdrawal if such time deposits mature in more than seven calendar days, and such time deposits maturing in two business days to seven calendar days will be limited to 10% of the respective Fund's total assets.

"Commercial paper" describes the unsecured promissory notes issued by major corporations to finance short-term credit needs. Commercial paper is issued in maturities of nine months or less and usually on a discount basis. Commercial paper may be rated A-1, P-1, A-2, P-2, A-3 or P-3 (see "Quality Ratings" at the end of this Statement of Additional Information).

Fund Policies

1. Derivatives

We may invest in financial futures contracts, repurchase agreements and reverse repurchase agreements (as described in the Investment Strategies and Risks section above). However, we have not purchased financial futures contracts for the Trust or engaged in any reverse repurchase agreement transaction for the Trust since assuming management of the Trust.

It is our policy never to invest in any other type of so-called "derivative" securities (including, but not limited to, options on futures contracts, swaps, caps, floors and other synthetic securities). The Trustees must provide advance approval for any deviation from this policy.

2. Options Contracts

We will not sell the securities covering an option contract written prior to its expiration date unless we purchase substitute covering securities or unless the contract written is first offset in a closing purchase transaction. Except as disclosed in the Prospectus of the Madison Institutional Equity Option Fund, we will not write additional option contracts if more than 25% of the assets of any fund other than the Madison Institutional Equity Option Fund would then be required to cover the options written.

3. Securities Loans.

If we loan any Trust securities, it is our policy to have the option to terminate any loan at any time upon 7 days' notice to the borrower. The Trust may pay fees for the placement, administration and custody of securities loans, as appropriate.

4. Assets as Collateral.

We will not pledge, mortgage or hypothecate in excess of 10% of any fund's net assets at market value.

5. Repurchase and Reverse Repurchase Agreements.

We require delivery of repurchase agreement collateral to the Trust's Custodian. Alternatively, in the case of book-entry securities held by the Federal Reserve System, we require that such collateral be registered in the Custodian's name or in negotiable form. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, we could encounter restrictions on the exercise of the Trust's rights under the repurchase agreement. It is our policy to limit the financial institutions with which we engage in repurchase agreements to banks, savings and loan associations and securities dealers meeting financial responsibility standards prescribed in guidelines adopted by the Trustees.

Our current operating policy is not to engage in reverse repurchase agreements for any purpose, if reverse repurchase agreements in the aggregate would exceed five percent of a fund's total assets.

6. Bond Quality Classifications.

We only purchase "investment grade" securities for the Balanced and Foresight Funds. Investment grade securities are those with the top four quality ratings given by nationally recognized statistical rating organizations for that type of security. (For example, a top rated long-term security will be rated AAA by Standard & Poor's Corporation while a top rated short-term security will be rated A-1 by Standard & Poor's.)

Investment grade securities can be further classified as either "High Grade" or "Medium Grade." As used in this Statement of Additional Information, "High Grade" securities include U.S. Government securities and those municipal securities which are rated AAA, AA, A-1; SP-1 by Standard & Poor's Corporation; Aaa, Aa, P-1, MIG-1, MIG-2, VMIG-1; or VMIG-2 by Moody's Investors Service, Inc. "Medium Grade" municipal securities are those rated A, BBB, A-2, A-3, SP-2 or SP-3 by Standard & Poor's; A, Baa, P-2, P-3, MIG-3; or VMIG-3 by Moody's. For unrated securities, we may make our own determinations of those investments we classify as "High Grade" or "Medium Grade," as a part of the exercise of our investment discretion. However, we make such determinations by reference to the rating criteria followed by recognized rating agencies. Our quality classification procedure is subject to review by the Trustees.

Within the established quality parameters, we are free to select investments for each fund in any quality rating mix we deem appropriate. We will base the mix on our evaluation of the desirability of each investment in light of its relative yield and credit characteristics.

7. Policy Review.

If, in the judgment of a majority of the Trustees of the Trust, it becomes inadvisable to continue any Trust or individual fund policy, then the Trustees may change any such policies without shareholder approval. Before any such changes are made, you will receive 30 days' written notice.

Except for the fundamental investment limitations placed upon the Trust's activities, the Trustees can review and change the other investment policies and techniques employed by the Trust. In the event of some policy changes, a change in the Trust's or a fund's name might be required. There can be no assurance that the Trust's present objectives will be achieved.

Fundamental Policies

The Trust has a number of limitations on its investment activities designated as "Fundamental Policies." These limitations are described below. By designating these policies as fundamental, we cannot change them without a majority vote of the Trust's shareholders.

1. Illiquid Investments.

With respect to any fund, we will not invest in securities for which there is no readily available market if at the time of acquisition more than 15% of any fund's net assets would be invested in such securities. A security is considered illiquid if it cannot be disposed of in an orderly fashion within seven business days at approximately the same price at which it is currently valued (recognizing that the market fluctuates from day to day, so that a security is not considered illiquid due to normal market fluctuation causing the price to change from one day to the next).

2. Restricted Investments.

We will not invest more than 5% of the value of the total assets of a fund (determined as of the date of purchase) in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities and excluding bank deposits). We will not purchase any securities when, as a result, more than 10% of the voting securities of the issuer would be held by a fund. For purposes of these restrictions, the issuer is deemed to be the specific legal entity having ultimate responsibility for payment of the obligations evidenced by the security and whose assets and revenues principally back the security.

3. Seasoned Issuers.

We will not purchase any security when the entity responsible for repayment has been in operation for less than three years if the purchase would result in more than 5% of the total assets of a fund being invested in such security. This restriction does not apply to any security that has a government jurisdiction or instrumentality ultimately responsible for its repayment.

4. Industry Concentration.

In purchasing securities for any fund (other than obligations issued or guaranteed by the United States Government or its agencies and instrumentalities), we will limit such investments so that not more than 25% of the assets of each Fund is invested in any one industry.

5. Financial Futures Contracts.

We will not purchase or sell futures contracts for any fund if immediately afterward the sum of the amount of margin deposits of the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

6. Borrowing and Lending.

We will not obtain bank loans for any fund except for extraordinary or emergency purposes in conformance with the Investment Company Act of 1940, as amended, and the regulations thereunder. We will not borrow for the purpose of making investments except as described in the next paragraph.

We may enter into reverse repurchase agreements for any fund in amounts up to 25% of the fund's total assets (including the proceeds of the reverse repurchase transactions) for purposes of purchasing other securities. We will not obtain loans or enter into reverse repurchase agreements in total amounts exceeding one-third of total assets for any purpose.

We will not mortgage, pledge or hypothecate any assets to secure bank loans, except in amounts up to 15% of a fund's net assets taken at cost, and only for extraordinary or emergency purposes.

We will not loan more than two thirds of a fund's securities (calculated as a percentage of gross assets). For any portfolio securities loaned, we will require the fund to be provided collateral satisfactory to the Trustees. The collateral must be continuously maintained in amounts equal to or greater than the value of the securities loaned.

7. Underwriting

The Trust may not act as an underwriter nor engage in underwriting activities.

8.  Other Prohibited Activities.

  We will not make short sales or maintain a short position except in limited circumstances. Specifically, the applicable fund must own at least an equal amount of securities (or securities convertible or exchangeable into such securities). Furthermore, not more than 25% of a fund's net assets may be held as collateral for such sales (this does not apply to the covered call writing strategy of the Madison Institutional Equity Option Fund).
  We will not purchase securities on margin (except for customary credit used in transaction clearance) for the Trust.
  We will not invest in oil, gas or other mineral exploration or development programs.
  We will not invest in commodities. This prohibition does not prevent us from using financial futures contracts to make purchases or sales of securities, provided the transactions would otherwise be permitted under the Trust's investment policies.
  We will not invest in real estate for any fund. This does not prevent us from buying securities for any fund that are secured by real estate.
  We will not acquire shares of other investment companies for any fund. This restriction does not apply to any investment in any money market mutual fund or unit investment trust under limited circumstances: (1) such investment by any one issuer cannot exceed 5% of net assets; (2) such investments in the aggregate cannot exceed 10% of net assets. Also, this  restriction will not apply in connection with an investment company merger, consolidation, acquisition or reorganization.
  We will not knowingly take any investment action that has the effect of eliminating any fund's tax qualification as a registered investment company under applicable provisions of the Internal Revenue Code.
  We will not purchase any security for purposes of exercising management control of the issuer, except in connection with a merger, consolidation, acquisition or reorganization of an investment company.
  We will not purchase or retain the securities of any issuer if, to our knowledge, the holdings of those of the Trust's officers, Trustees and officers of the Advisor who beneficially hold one-half percent or more of such securities, together exceed 5% of such outstanding securities.
  We will only purchase put options or write call options (and purchase offsetting call options in closing purchase transactions) if the put option purchased or call option written is covered by fund securities, whether directly or by conversion or exchange rights.

Disclosure of Portfolio Holdings

Disclosure of Portfolio Holdings

Application of Policies and Procedures.

We may disclose portfolio holdings under a variety of circumstances. Except as disclosed below under "Ongoing Arrangements," we apply our policies and and procedures regarding disclosure of the Trust's portfolio holdings uniformly to all categories of persons.  The conditions or restrictions placed on such disclosures are described in that section.

Frequency of Disclosures.

In order to prevent insider trading from occurring as a result of portfolio disclosure and to otherwise protect the interests of shareholders, no portfolio disclosures shall be made until five business days have passed since the end of the period for which disclosure is made (i.e. a week after any month or quarter end). Our policy is that if the officers of the Trust determine that shareholder interest will not be compromised by public disclosure sooner than five business days, the Chief Compliance Officer may approve earlier public disclosure.

Policies Regarding Compensation with respect to Disclosure of Information

The Trust does not receive compensation, directly or indirectly, in connection with the disclosure of its portfolio holdings to any person.

Authorization of Disclosures, Conflicts of Interest and Oversight

Our policies regarding portfolio holdings disclosure are part of our overall compliance procedures subject to review by our Chief Compliance Officer and approval by the Trust's Board of Trustees. At least annually, the Board and the Chief Compliance Officer will review these policies to determine if they remain in the interest of shareholders or if any changes to the policies are appropriate or necessary.  In this manner, the Trust seeks to address conflicts between the interests of Trust shareholders, on the one hand, and those of the Trust's investment advisor or its affiliates.

After our Chief Compliance Officer has approved the form, content and timing of any disclosures of portfolio information that may be made in conformance with our compliance procedures described in this section, the officers of the Trust may authorize disclosure of a Fund's portfolio securities and other portfolio information. However, because such information will be publicly disclosed on the applicable Fund's Internet site as stated above and below, all such disclosures must comply with applicable mutual fund advertising requirements, including approval by a registered broker/dealer principal of the Trust's distributor and applicable interpretations of the rules of the National Association of Securities Dealers, Inc.

Accessibility of Disclosures.

On a monthly basis, all fund portfolio information is posted for the Mosaic Investors, Mid-Cap, Balanced and Foresight Funds (the "Mosaic Funds"), including a brief security description and the number of shares/par value.

We also post "fund summaries" for each Mosaic Fund to our Internet site quarterly. Such summaries contain a list of top ten holdings as of the end of the previous quarter. This information will match the top ten holdings information on each Mosaic Fund's complete portfolio schedule filed with the SEC quarterly on Forms N-CSR and N-Q within 60 days of quarter end. However, it will generally be posted to the Internet site sooner than the filing of Forms N-CSR and N-Q (subject to the five business day rule described above). Mosaic Fund summaries will contain a variety of portfolio characteristics such as sector diversification, median market capitalization, and similar matters, depending on the fund.

The Madison Institutional Equity Option Fund will post top 10 fund holdings to its Internet site on a quarterly basis.  Complete portfolio holdings will be disclosed only on Forms N-CSR and N-Q filed quarterly with the SEC.  The semi-annual reports contained in Form N-CSR will also be posted to the madisonfunds.com Internet site.

Other Information.

Finally, we may provide information in marketing materials that include a discussion of changes to the portfolio during the quarter. This includes summary disclosure of one or more reasons for buying or selling a security or a detailed "analysis" or example of our "process" regarding the security. To ensure uniformity and fairness of any such disclosures, copies of any written materials containing such summary disclosure shall be posted to the Mosaic Funds Internet site no later than such information is made to any other third party. In this manner, we seek to avoid the appearance that we are making any "selective" disclosures about any fund to any party in any manner that would provide any financial advantage to the person receiving such information.

On-going Arrangements.

There may be situations where selective disclosure is in the interests of fund shareholders. However, non-public disclosures may not be made on an ongoing basis to any person or entity until and unless (1) such disclosure is approved by our Chief Compliance Officer and (2) any applicable disclosures about such ongoing program are made in this Statement of Additional Information and (3) we have obtained a representation from the party receiving such ongoing information that it understands and will abide by applicable rules against insider trading on such information and will keep such information confidential. (4) The Chief Compliance Officer shall make a report of any such approved ongoing arrangements quarterly to the Board of Trustees.

Unless an independent third party reporting agency provides us with the representations described above, we will not provide portfolio information to independent third party reporting agencies until such information is publicly available. As of the date of this document, we provide no ongoing, non-public disclosure of portfolio information to any consultants or third party reporting agencies and have no plans to do so.

As of the date of this document, the Trust has ongoing arrangements with the following unaffiliated entities to make available portfolio holdings information:

  US Bank, pursuant to the Trust's Custodian Agreement, where all Trust portfolio transactions settle. Each fund's portfolio information is reconciled with its custody accounts daily.
  Grant Thornton LLP, the Trust's independent registered public accountant, whereby the Trust's portfolio holdings information is provided in connection with the preparation of the Trust's audited financial statements.  Disclosure would not normally be made except at the end of each fiscal year.
  Pixel Typesetting, a company we may use to format some of the portfolio holdings disclosures described above.  Disclosures may be made as often as monthly in order to prepare marketing materials for public disclosure.
  Clarity Technology, an information technology vendor that may have incidental access to portfolio information in the course of providing computer-related maintenance, support and business continuity services for the Trust and its affiliates.  The Trust does not make specific disclosures of any particular information to this vendor.
  Global Investment Systems, the licensor of the Trust's portfolio accounting computer software systems that may have incidental access to portfolio information in the course of providing information technology services associated with the maintenance and servicing of such software.  The Trust does not make specific disclosures of any particular information to this vendor.

With respect to each such arrangement, the Trust has a legitimate business purpose for the release of information as described above. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Trust, our firm and its employees and affiliates do not receive any compensation or other consideration in connection with such arrangements.

Of course, the Trust will disclose portfolio holdings information in response to authorized securities regulators. Also, any employees of our firm and its affiliates who may have access to portfolio information are subject to our Code of Ethics and rules to prevent insider trading.

Proxy Voting Policy Disclosures.  The following discloses our current policies and procedures that we use to determine how to vote proxies relating to portfolio securities.  Because we manage portfolios for clients in addition to the Trust, the policies and procedures are not specific to the Trust except as indicated.

Proxy Voting Policies

Our policies regarding voting the proxies of securities held in client accounts depend on the nature of our relationship to the client. When we are an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when we vote client proxies, we must do so in the client's best interests as described below by these policies.

Regular Accounts

We do not assume the role of an active shareholder when managing client accounts. If we are dissatisfied with the performance of a particular company, we will generally reduce or terminate our position in the company rather than attempt to force management changes through shareholder activism.

Making the Initial Decision on How to Vote the Proxy

As stated above, our goal and intent is to vote all proxies in the client's best interests. For practical purposes, unless we make an affirmative decision to the contrary, when we vote a proxy as the Board of Directors of a company recommends, it means we agree with the Board that voting in such manner is in the interests of our clients as shareholders of the company for the reasons stated by the Board. However, if we believe that voting as the Board of Directors recommends would not be in a client's best interests, then we must vote against the Board's recommendation.

As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless we are not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, we must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by us inadvertently, promptly forward them to the client.

Documenting our Decisions

In cases where a proxy will NOT be voted or, as described below, voted against the Board of Directors recommendation, our policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, since we may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining our action or inaction, as the case may be. Alternatively, or in addition to such notation, we may include a copy of the rationale for such decision in the appropriate equity correspondence file (e.g. equitycorresp@madisonadv.com).

Why would voting as the Board recommends NOT be in the client's best interests?

Portfolio management must, at a minimum, consider the following questions before voting any proxy:

1. Is the Board of Directors recommending an action that could dilute or otherwise diminish the value of our position? (This question is more complex than it looks: We must consider the time frames involved for both the client and the issuer. For example, if the Board of Directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, we would vote as the Board recommended for if we are holding the security for clients as a long-term investment. However, if the investment is close to our valuation limits and we are anticipating eliminating the position in the short-term, then it would be in our clients' best interests to vote against management's recommendation.)

2. If so, would we be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management's proposal?

3. Is the Board of Directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market? (For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if we were to liquidate the position. In such a situation, we might vote against management's recommendation if we believe a "No" vote could help prevent future share price depreciation resulting from management's proposal or if we believe the value of the investment will appreciate if management's proposal fails. A typical recent example of this type of decision is the case of a Board recommendation not to expense stock options, where we would vote against management's recommendation because we believe expensing such options will do more to enhance shareholder value going forward.)

4. Would accepting the Board of Directors recommendation cause us to violate our client's investment guidelines? (For example, a Board may recommend merging the company into one that is not permitted by client investment guidelines, e.g. a tobacco product company, a foreign security that is not traded on any US exchange or in US dollars, etc., restrictions often found in client investment guidelines. This would be an unusual situation and it is possible we would, nevertheless, vote in favor of a Board's recommendation in anticipation of selling the investment prior to the date any vote would effectively change the nature of the investment as described. Moreover, this does not mean we will consider any client-provided proxy voting guidelines. Our policy is that client investment guidelines may not include proxy voting guidelines if our firm will vote account proxies. Rather, we will only vote client proxies in accordance with these guidelines. Clients who wish their account proxies to be voted in accordance with their own proxy voting guidelines must retain proxy voting authority for themselves.)

Essentially, we must "second guess" the Board of Directors to determine if their recommendation is in the best interests of our clients, regardless of whether the Board thinks their recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect our clients' investment.

In making our decisions, to the extent we rely on any analysis outside of the information contained in the proxy statements, we must retain a record of such information in the same manner as other books and records (2 years in the office, 5 years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC's EDGAR database, we must keep a copy of the proxy statement.

Addressing Conflicts of Interest

Although it is not likely, in the event there is a conflict of interest between us and our client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) we have a significant business relationship with the issuer such that voting in a particular manner could jeopardize this client and/or business relationship), our policy is to alert affected client(s) of the conflict before voting and indicate the manner in which we will vote. In such circumstances, our client(s) may instruct us to vote in a different manner. In any case, we must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund we manage, then we must present the material conflict to the Board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then we may present the conflict to the wrap sponsor, as our agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, we are seeking the auditor as a client or we have a significant business relationship with the auditor), electing an uncontested Board of Directors, etc.

In the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, or at the request of the applicable fund Board, the firm will employ the services of an independent third party "proxy services firm" to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended.

Once any member of the relevant portfolio management team determines that it would be in our clients' best interests to vote AGAINST management recommendations (or, for Madison Scottsdale and Concord Asset Management, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Investment Committee, or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person), to ratify the decision to stray from our general policy of voting with management. Such ratification need not be in writing.

The Investment Committee or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between our firm and clients that would affect the manner by which we vote a proxy. We maintain a "conflicted list" for proxy voting purposes.

As of January 1, 2004, Jay Sekelsky represents the Investment Committee subcommittee described above.

ERISA Fiduciary Accounts

As a general rule, an ERISA plan Trustee is required to vote proxies. However, the fiduciary act of managing plan assets includes the responsibility to vote proxies on plan-owned stock when the named fiduciary has delegated management responsibility to an investment manager. Therefore, unless another named fiduciary (Trustee, another investment manager, consultant, plan administrator, employer, etc.) for any ERISA client expressly reserves the right to vote proxies, we are required to do so. In most cases, the plan document will specify who is required to vote proxies.

It is important that our investment management agreement (or the ERISA client's plan document) (collectively, the "Contracts") address the issue of who is responsible for voting proxies.

1. If the Contracts expressly preclude us from voting proxies, then the Trustee must vote proxies attributable to our ERISA client's accounts.

2. On the other hand, if the Contracts are silent or simply state that we "may" vote proxies, then it is our fiduciary duty to affirmatively vote under ERISA.

ERISA requires us, when we are responsible for voting proxies:

1. To maintain voting records for review by the named fiduciary of the plan; and

2. Ensure that the custodian (or plan Trustee, as the case may be) forward to us all proxies received so that we may vote them in a timely manner.

Our general policy is to vote all ERISA plan proxies received in the same manner as we vote non-ERISA plan proxies described above. Again, as a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet).

Additional Recordkeeping Rules Related to Proxy Voting

We must keep any written documents (including email) we prepared that were material to making a decision on how to vote a proxy (or that memorialized the basis for our decision). As noted above, we need not keep a copy of the actual proxy statements we received if they are available on the SEC's EDGAR database.

We must keep in the applicable client file records of written client requests for proxy voting information. We must, of course, also keep a copy in the client file of any of our written responses to clients who asked for such information either in writing or orally.

We retained the services of ProxyEdge to maintain the records of the proxy votes we cast on behalf of clients. To the extent we vote any proxies outside of this service (for example, for logistical purposes, certain Madison Scottsdale proxies may not be maintained by this service), then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.

Unless an investment company invests exclusively in non-voting securities, it shall file Form N-PX annually with the U.S. Securities and Exchange Commission no later than August 31 for the period covering the previous July 1 through June 30.

MANAGEMENT OF THE FUNDS

Management Information.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 11/07/1944	Trustee	Indefinite Term since May 2001	Private investor; retired President and CEO of Madison Newspapers, Inc. and Vice President, Lee Enterprises Incorporated; managing partner of Forecastle, Inc. (2000- present).	All 14 Madison and Mosaic Funds	Madison Newspapers, Inc. Forecastle, Inc., and Nerites, Inc.; Trustee of Madison Claymore Covered Call Fund
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 05/20/1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 14 Madison and Mosaic Funds	Park Bank; Trustee of Madison Claymore Covered Call Fund
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 01/31/1938	Trustee	Indefinite Term since July 1996	Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	All 14 Madison and Mosaic Funds	Grand Mountain Bank, FSB; Trustee of Madison Claymore Covered Call Fund

Interested Trustees

Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 08/04/1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 14 Madison and Mosaic Funds	Capital Bankshares, Inc. and Outrider Foundation, Inc.; Trustee of Madison Claymore Covered Call Fund

Officers

Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 11/27/1960	President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	All 14 Madison Mosaic Funds	Trustee of Madison and Mosaic Funds except Equity Trust
Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 09/14/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 14 Madison and Mosaic Funds	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 07/31/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 13 Mosaic Funds	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 05/13/1960	Secretary, General Counsel and Chief Compliance Officer	Indefinite Terms since November 1992	Principal of Mosaic Funds Distributor, LLC; General Counsel for Madison Investment Advisors, Madison Scottsdale, LC and Madison Mosaic, LLC	All 14 Madison and Mosaic Funds	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 04/28/1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC	All 14 Madison and Mosaic Funds	None

All interested Trustees and Officers of the Trust are employees and/or owners of Madison. Since Madison serves as the investment advisor to the Trust, each of these individuals is considered an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940.

Board of Trustees.

Under the terms of the Declaration of Trust, which is governed by the laws of the Commonwealth of Massachusetts, the Trustees are ultimately responsible for the conduct of the Fund's affairs. As such, they meet at least quarterly to review our operation and management of the Trust. In addition to the information we provide the Trustees, they also meet with the Trust's independent auditors at least annually to discuss any accounting or internal control issues that the auditors may raise.

The Mosaic Trustees established three standing Committees to help manage the Trust.  The first and second are the Audit Committee and the Nominating and Governance Committee of the Trust. The Audit Committee is responsible for reviewing the results of each audit of the Trust by its independent auditors and for recommending the selection of independent auditors for the coming year. The Nominating and Governance Committee handles vacancies in the Board and reviews Trustee compensation.  The members of each Committee are the Independent Trustees of the Trust. Normally, the Audit Committee will meet at least once a year to review the Trust's annual audit, but the Committee may meet more often as necessary. Each Committee generally meets prior to the regularly scheduled meeting of the full Board of Trustees.

The third standing committee is the Pricing Committee of the Trust. The Pricing Committee is responsible for reviewing the accuracy of the Trust's daily net asset value determinations. It reports to the Trustees at least quarterly and makes any recommendations for pricing of Trust securities in the event pricing cannot be determined in accordance with established written pricing procedures approved by the Trustees. Currently, the Pricing Committee members are Messrs. Berberet, Hoppe and Sekelsky (see the above chart under "Management Information") and Mr. David Halford, Vice President of Madison.

Discussion of Contract Renewal.

At its regularly scheduled meeting on July 12, 2005, the Board of Trustees considered whether to renew the Trust's Investment Advisory Contract with the Advisor to the Mosaic Investors, Mid-Cap, Balanced and Foresight Funds for another year at the same time it considered whether to renew the Advisor's Investment Advisory Contracts with the other members of the Mosaic Funds family. The Board considered a variety of matters in making its determination which are described below.

With regard to the nature, extent and quality of the services to be provided by the Advisor, the Board reviewed the biographies and tenure of the personnel involved in fund management, including the recent growth of both the fixed and equity portfolio management teams. They recognized the wide array of investment professionals employed by the firm, noting that during the last year, the fixed-income portfolio management staff had added a senior investment officer to its team and the equity portfolio management staff had added two equity analysts to its team, thereby further increasing the depth of portfolio management services provided. Officers of the Advisor discussed the firm's ongoing investment philosophies and strategies intended to provide superior performance consistent with each funds' investment objectives under various market scenarios. The Trustees also noted their familiarity with the Advisor due to the Advisor's history of providing advisory services to each Mosaic Trust.

With regard to the investment performance of each fund and the investment advisor, the Board reviewed current performance information and recognized the information provided at previous Board meetings. They discussed the reasons for both outperformance and underperformance as compared to peer groups and applicable indices. Officers of the Advisor discussed the Advisor's methodology for arriving at the peer groups and indices used for such comparisons. The Board reviewed both short-term and long-term standardized performance, i.e. one, five and ten year (or since inception) average annual total returns for each fund and comparable funds, as well as standardized yields for fixed income funds.

With regard to the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the relationship with each fund, the Board reviewed the expense ratios for each Mosaic fund compared with funds with similar investment objectives and of similar size. The Board reviewed such comparisons based on a variety of peer group comparisons from data extracted from industry databases including comparison to funds with similar investment objectives based on their broad asset category, total asset size and distribution method, e.g. whether the comparison included or did not include comparable no-load funds, as well as from data provided directly by funds that most resembled each Trust portfolio's asset size and investment objective for the last year. Officers of the Advisor discussed the objective manner by which Mosaic fees were compared to fees in the industry.

The Trustees recognized that each Mosaic fund's fee structure should be reviewed based on total fund expense ratio rather than simply comparing advisory fees to other advisory fees in light of the simple expense structure maintained by the Trusts (i.e. a single advisory and a single services fee, with only the fixed fees of the Independent Trustees and auditors paid separately). As such, the Board focused its attention on the total expense ratios paid by other funds of similar size and category when considering the individual components of the expense ratios. The Board also recognized that investors are often required to pay distribution fees (loads) over and above the amounts identified in the expense ratio comparison reviewed by the Board, whereas no such fees are paid by Mosaic shareholders.

The Trustees sought to ensure that fees were adequate so that the Advisor did not neglect its management responsibilities for the Trusts in favor of more "profitable" accounts. At the same time, the Trustees sought to ensure that compensation paid to the Advisor was not unreasonably high. With these considerations in mind, the Board compared the Advisor's fee schedule for separately managed accounts with the fees paid by the Trusts. The Trustees recognized that the Advisor provides vastly more services to the Trusts than it does for separately managed accounts. The Board also reviewed materials demonstrating that although the Advisor is compensated for a variety of the administrative services it provides or arranges to provide pursuant to its Services Agreements with the Trusts, such compensation generally does not cover all costs due to the relatively small size of the funds in the Mosaic family. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Advisor from its investment advisory fees earned. For this reason, the Trustees recognized that examination of the Trusts' total expense ratios compared to those of other investment companies was more meaningful than a simple comparison of basic "investment management only" fee schedules.

In reviewing costs and profits, the Trustees recognized that Mosaic Funds are to a certain extent "subsidized" by the greater Madison Investment Advisors, Inc. organization because the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Advisor who served as Trust officers, as well as facility costs (rent), could not be supported by fees received from the Trusts alone. However, although Mosaic represents approximately $425 million out of the approximately $9 billion managed by the Madison Investment Advisors, Inc. organization in Wisconsin at the time of the meeting, the Trusts are profitable to the Advisor because such salaries and fixed costs are already paid from revenue generated by management of the remaining assets. The Trustees noted that total Madison managed assets, including subsidiaries, exceeded $11 billion at the time of the meeting. As a result, although the fees paid by the Trusts at their present size might not be sufficient to profitably support a stand alone mutual fund complex, they are reasonably profitable to the Advisor as part of its larger, diversified organization. The Trustees also recognized that Mosaic's reputation benefited the Advisor's reputation in attracting separately managed accounts and other investment advisory business. In sum, the Trustees recognized that Mosaic Funds are important to the Advisor, are managed with the attention given to other firm clients and are not treated as "loss leaders."

With regard to the extent to which economies of scale would be realized as a fund grows, the Trustees recognized that Mosaic Funds, both individually and as a complex, remain small and that economies of scale would likely be addressed after funds see assets grow significantly beyond their current levels. In light of their size, the Trustees noted that at current asset levels, it was premature to discuss economies of scale for any funds other than the Investors Fund, which had already adopted a break-point schedule for assets in excess of $100 million that adequately reflects its economies of scale, and the Mid-Cap Fund. With regard to the Mid-Cap Fund, the Board recognized that the fund had grown rapidly during the last year and recommended the Advisor propose an appropriate break-point schedule for its expenses for approval by the Board prior to the end of its current fiscal year in recognition of the economies of scale realized by the fund’s recent growth.

Finally, the Board reviewed the role of Mosaic Funds Distributor, LLC. They noted that the Advisor pays all distribution expenses of Mosaic Funds because the individual Mosaic funds do not pay distribution fees. Such expenses include NASD regulatory fees and "bluesky" fees charged by state governments in order to permit the funds to be offered in the various United States jurisdictions.

After further discussion and analysis, the Trustees determined to renew the Trust's respective Advisory, Services and Distribution Agreements.

At its regularly scheduled meeting on February 9, 2006, the Board of Trustees considered whether to adopt an Investment Advisory Contract with Madison Asset Management, LLC (a wholly owned subsidiary of Madison Investment Advisors, Inc. and also referred to as the "Advisor") as Advisor to the newly created Madison Institutional Equity Option Fund. The Board considered a variety of matters in making its determination which are described below.

With regard to the nature, extent and quality of the services to be provided by the Advisor, the Board reviewed the biographies and tenure of the personnel involved in fund management, including its experience in managing the Madison Strategic Sector Premium Fund and the Madison Claymore Covered Call Fund (the "Closed End Funds") which are closed-end investment companies with similar covered call writing investment strategies as the Madison Institutional Equity Option Fund.  They recognized the wide array of investment professionals employed by the firm. Officers of the Advisor discussed the firm's ongoing investment philosophies and strategies intended to provide superior performance consistent with the fund's investment objectives under various market scenarios. The Trustees also noted their familiarity with the Advisor due to the Advisor's history of providing advisory services to each Mosaic Trust and the Closed-End Funds.

With regard to the investment performance, the Board noted that the Madison Institutional Equity Option Fund is new and has no performance history of its own.   However, it considered the performance history of the Closed End Funds as part of its overall determinations.

With regard to the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the relationship with the fund, the Board reviewed the expense ratios of the Closed-End Funds and with several open-end investment companies identified as having a similar covered call writing investment strategy.  The Trustees recognized that the Madison Institutional Equity Option Fund has a fulcrum fee arrangement that could, in time, reward the Advisor for outperformance or penalize the Advisor for underperformance compared with the Chicago Board Options Exchange Monthly Buy-Write Index.

The Trustees recognized that the fund's fee structure should be reviewed based on total fund expense ratio rather than simply comparing advisory fees to other advisory fees in light of the simple expense structure maintained by the Madison Strategic Sector Premium Fund (i.e. a single advisory and a single services fee). As such, the Board focused its attention on the total expense ratios paid by other funds of similar size and category when considering the individual components of the expense ratios. The Board also recognized that investors are often required to pay distribution fees (loads) over and above the amounts identified in the expense ratio comparison reviewed by the Board, whereas no such fees are paid by the Trust's shareholders.

The Trustees sought to ensure that fees were adequate so that the Advisor did not neglect its management responsibilities for the Trust in favor of more "profitable" accounts. At the same time, the Trustees sought to ensure that compensation paid to the Advisor was not unreasonably high. The Board determined that the fulcrum fee aspect of the compensation to be paid in connection with the Madison Institutional Equity Option Fund provided a reasonable method to accomplish these goals.   The Board recognized, as it had during the its renewal of the contracts applicable to the other Trust portfolios in July 2005, that although the Advisor is compensated for a variety of the administrative services it provides or arranges to provide pursuant to its Services Agreements with the Trust, such compensation generally does not cover all costs due to the relatively small size of the funds in the Mosaic family. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Advisor from its investment advisory fees earned. For this reason, the Trustees recognized that examination of the fund's total expense ratios compared to those of other investment companies was more meaningful than a simple comparison of basic "investment management only" fee schedules.

In reviewing costs and profits, the Trustees considered the same factors described above in connection with the renewal of the contract for the Trusts other portfolios in July 2005.

With regard to the extent to which economies of scale would be realized as a fund grows, the Trustees recognized that the Madison Institutional Equity Option Fund includes a breakpoint in its fee schedule so that total annual fund operating expenses will automatically fall if the fund's assets exceed $500 million.

Finally, the Board reviewed the role of Mosaic Funds Distributor, LLC. They noted that the Advisor pays all distribution expenses of the Trust because the individual Mosaic funds do not pay distribution fees. Such expenses include NASD regulatory fees and "bluesky" fees charged by state governments in order to permit the funds to be offered in the various United States jurisdictions.

After further discussion and analysis, the Trustees determined to adopt the respective Advisory, Services and Distribution Agreements with regard to the Madison Institutional Equity Option Fund.

The Trustees' ownership interests in Mosaic Funds are as follows:

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Madison and Mosaic Fund Family
Philip Blake	Over $100,000	Over $100,000
Frank Burgess	Over $100,000	Over $100,000
James Imhoff	Over $100,000	Over $100,000
Katherine Frank	Over $100,000	Over $100,000
Lorence Wheeler	Over $100,000	Over $100,000

Ownership interests are as of December 31, 2005.

Compensation.

The compensation of each non-interested Trustee has been fixed at $12,000 per year (increased from $9,000 effective June 1, 2005), to be pro-rated according to the number of regularly scheduled meetings each year. Four Board meetings are currently scheduled to take place each year. In addition to such compensation, those Trustees who may be compensated by the Trust will be reimbursed for any out-of-pocket expenses incurred by them in connection with the affairs of the Trust, such as travel to any Board meetings. Trustee compensation is included in each fund's total fees and expenses.

During the last fiscal year of the Trust, the Trustees were compensated as follows:

	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex* Paid to Trustees
Philip Blake	$10,512	$21,000
Frank E. Burgess	0	0
Katherine L. Frank	0	0
James R. Imhoff, Jr.	$10,512	$21,000
Lorence D. Wheeler	$10,512	$21,000

*The Madison and Mosaic Funds complex is comprised of 5 trusts with a total of 14 funds and/or series.

Under the Declaration of Trust, the Trustees can be indemnified by the Trust for certain matters. For example, they can be indemnified against all liabilities and expenses reasonably incurred by them by virtue of their service as Trustees. However, they will not be indemnified for liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Code of Ethics.

We and the Trust adopted Codes of Ethics under Rule 17j-l of The Investment Company Act that govern the ability of our personnel to trade in securities that may be purchased or held by any Mosaic fund or any of our non-mutual fund clients. Our codes generally prevent our personnel from trading in the actual securities purchased or held by the Trust when there is any likelihood that the Trust could be trading such securities, but they may trade in other securities. Our codes are designed to prevent manipulative practices by our personnel or situations in which our personnel could personally benefit at the expense of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2005, the shareholders of record that held five percent or more of the Trust were: For the Investors Fund – LaCross & Company, P.O. Box 489, LaCrosse, WI 54602 (24.7%) and Charles Schwab & Co. for the benefit of customers, 101 Montgomery Street, San Francisco, CA 94104 (20.2%) and LaCross & Company Custodian for the benefit of North Central Trust Company, 230 Front Street N, LaCrosse, WI  54601 (15.7%); for the Mid-Cap Fund – Charles Schwab & Co for the benefit of customers, 101 Mont-gomery Street, San Francisco, CA 94104 (51.0%) and National Financial Services, LLC for the benefit of customers, 200 Liberty Street, One World Financial Center, New York, NY  10281 (5.6%); for the Balanced Fund – Charles Schwab & Co. for the benefit of customers, 101 Montgomery Street, San Francisco, CA 94104 (10.7%) and MITRA & Co., 1000 N. Water Street, Milwaukee, WI 53202 (5.1%); and for the Foresight Fund – Madison Investment Advisors Inc Profit Sharing Plan for the benefit of Frank E. Burgess, 550 Science Drive, Madison, WI 53711 (27.1%), US Bank Custodian for Dennis Sweeney, 1416 Sweeney Dr., Middleton, WI (9.0%) and Bonnie Burgess, 2662 Sycamore Canyon Road, Santa Barbara, CA  93108 (5.2%).

As of December 31, 2005, the Trustees and officers of the Trust and the Advisor, directly or indirectly as a group owned 30% of the Foresight Fund and less than 3% of the outstanding shares of the remaining funds. Charles Schwab and North Central Trust Company, due to their percentage ownership on behalf of their customers, are considered to control the Mid-Cap and Investors Funds, respectively. Frank Burgess is considered to control the Foresight Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

1. Investment Advisors.

When we refer to ourselves as the investment advisor to the Mosaic Funds, we are Madison Mosaic, LLC (known as Bankers Finance Advisors, LLC prior to April 1998), 550 Science Drive, Madison, WI 53711.  When we refer to ourselves as the investment advisor to the Madison Institutional Equity Option Fund, we are Madison Asset Management, LLC, also at 550 Science Drive, Madison, WI 53711.

We are a wholly owned subsidiary of Madison Investment Advisors, Inc. ("Madison"), 550 Science Drive, Madison, Wisconsin. Madison is a registered investment advisor and has numerous advisory clients. Madison was founded in 1973 and has no business affiliates other than those described in the Prospectus and this Statement of Additional Information.  Madison also operates Madison Scottsdale in Scottsdale, Arizona and controls Concord Asset Management, LLC in Chicago, Illinois.

We share our investment management personnel with Madison.

Frank E. Burgess is President, Treasurer and Director of Madison. Mr. Burgess owns a majority of the controlling interest of Madison, which, in turn, owns and controls both Madison Mosaic and Madison Asset Management (see "Management Information" above).

Madison formed Madison Mosaic in 1996 for the purpose of providing investment management services to the Mosaic family of mutual funds, including the then existing portfolios of the Trust. We purchased the investment management assets of the former advisor to the Trust, Bankers Finance Investment Management Corp., on July 31, 1996. As a result, any references in this Statement of Additional Information and in the Prospectus to advisory or management activities during periods prior to July 31, 1996 may refer to Bankers Finance Investment Management Corp. We also serve as the investment advisor to Mosaic Income Trust, Mosaic Tax-Free Trust and Mosaic Government Money Market Trust.  Madison's recently formed Madison Asset Management subsidiary is responsible for managing Madison's options-related funds, including the Madison Strategic Sector Premium Fund, the Madison/Claymore Covered Call Fund (both are closed-end investment companies) and the Madison Institutional Equity Option Fund of the Trust.

For the fiscal years ended December 31, 2003, 2004 and 2005, aggregate advisory fees paid were as follows: Investors Fund – $785,333, $1,016,204 and $1,060,807, respectively; Mid-Cap Fund – $283,226, $590,814 and $1,059,876, respectively; Balanced Fund – $167,839, $188,921 and $164,407, respectively and Foresight Fund – $32,150, $34,867 and $35,742, respectively.

2. Principal Underwriter.

Mosaic Funds Distributor, LLC, 8777 N. Gainey Center Drive, Suite 220, Scottsdale, AZ 85258, acts as the Trust's broker-dealer Distributor pursuant to a Distribution Agreement dated July 30, 1998 between it and all Mosaic Funds. The Distributor does not engage in underwriting activities and receives no compensation for its services (see the "Distribution Agreement" section below). The Distributor is a wholly owned subsidiary of Madison. The Distributor maintains a branch office at our offices in Madison, Wisconsin.

3. Services Provided by Each Investment Advisor and Fund Expenses Paid by Third Parties.

Together, we (Madison Mosaic or Madison Asset Management, as wholly owned subsidiaries of Madison) and Madison are responsible for the investment management of the Trust. We are authorized to execute each Fund's portfolio transactions, to select the methods and firms with which such transactions are executed, to oversee the Trust's operations, and otherwise to administer the affairs of each Fund as we deem advisable.

We provide or arrange for all the Trust's required services through three main contracts: An investment advisory agreement; a services agreement and a distribution agreement. These contracts are described below. No Fund expenses are paid by third parties.

Investment Advisory Contract.

The Investment Advisory Agreement between us and the Trust is subject to annual review and approval by the Trustees, including a majority of those Trustees who are not "interested persons," as defined in the Investment Company Act of 1940. The agreement for the Mosaic Funds was approved by Trust shareholders for an initial two year term at a special meeting of shareholders held in July 1996 and most recently renewed for another year last July.  The agreement for the Madison Institutional Equity Option Fund was approved by the initial shareholder of the Trust for an initial two year term on the inception date of the Fund and by the Trustees on February 9, 2006.

The Investment Advisory Agreement may be terminated at any time, without penalty, by the Trustees or by the vote of a majority of the outstanding voting securities, or by us, upon sixty days' written notice to the other party. We cannot assign the agreement and it will automatically terminate upon any assignment.

Investment Advisory Fees and Expense Limitations for Balanced, Foresight, Investors and Mid-Cap Funds. For our services under the Investment Advisory Agreement for the Balanced, Foresight, Investors and Mid-Cap Funds, we receive a fee calculated as 0.75% per year of average daily net assets for the Balanced, Mid-Cap and Foresight Funds and for the first $100 million in the Investors Fund. The fee is 0.60% for amounts over $100 million in the Investors Fund. Except as described for the Investors Fund, such percentage does not decrease as net assets increase. We can waive or reduce this fee during any period. We can also reduce our fee on a permanent basis, without any requirement for consent by the affected Fund or its shareholders, under such terms as we may determine, by written notice to the Trust.

Investment Advisory Fees and Expense Limitations for Madison Institutional Equity Option Fund.  For our services under the Investment Advisory Agreement for the Madison Institutional Equity Option Fund (the "MIEO Fund"), for any month, the base fee of the MIEO Fund will equal the MIEO Fund's average net assets for that month multiplied by the annual base fee rate for the MIEO Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the MIEO Fund's average annual performance during the performance period, calculated gross of Management Fees and Other Expenses, compared to the average annual performance of the Chicago Board Options Exchange BuyWrite Monthly Index ("BXM") over the same time period. The performance period for the MIEO Fund will commence on the first day of the first full month of the MIEO Fund's operation (April 1, 2006), and will consist of the current month plus the preceding months for the life of the MIEO Fund until 36 months is included in the performance period.  Thereafter the performance period will consist of the current month plus the previous 35 months.  However, there will be no performance adjustment until April 1, 2007.

The annual performance adjustment rate is multiplied by the average net assets of the MIEO Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of over-performance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:

Over/Under Performance Percentage (in basis points)	Annual Adjustment Rate Relative to BXM Index as a percentage (in basis points)-1 of the MIEO Fund's Average Net Assets
+/- 99 or less	0
+/- 100 or more	+/- 15

1 Based on the difference between average annual gross performance of the MIEO Fund and the BXM Index, rounded to the nearest basis point (.01%).

For example, assume that the MIEO Fund has average net assets of $500 million has a base fee of .75 of 1% (75 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $500 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the MIEO Fund has outperformed, underperformed, and approximately matched the BXM Index:

EXAMPLES

	1	2	3	4	5	6
MIEO Fund Gross Performance (a)	6.80%	4.00%	4.30%	(7.55%)	(-5.20%)	(3.65%)
BXM Index Performance (a)	4.75%	5.15%	4.70%	(8.55%)	(-3.75%)	(3.50%)
Over/Under Performance (b)	+ 205	-115	- 40	+ 100	- 145	- 15
Annual Adjustment Rate (b)	+ 15	- 15	0	+ 15	- 15	0
Monthly Adjustment Rate (c)	.0123%	(.0123%)	n/a	.0123%	(.0123%)	n/a
Base Fee for Month	$ 312,500	$ 312,500	$ 312,500	$ 312,500	$ 312,500	$ 312,500
Performance Adjustment	$ 62,500	$ (62,500)	0	$ 62,500	$ (62,500)	0
Monthly Fee	$ 375,000	$ 250,000	$ 312,500	$ 375,000	$ 250,000	$ 312,500

(a) Average annual performance over a performance period

(b) In basis points

(c) Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage

The MIEO Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the MIEO Fund during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period and calculated as if the Management Fee and Other Expenses were not deducted. The BXM Index uses this same methodology when it measures the investment performance of the component securities within the BXM Index. Because the adjustment to the base fee is based upon the MIEO Fund's performance compared to the investment record of the BXM Index, the controlling factor as to whether a performance adjustment will be made is not whether the MIEO Fund's performance is up or down, but whether it is up or down more or less than the record of the BXM Index. Moreover, the comparative investment performance of the MIEO Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

All Funds.  We agreed to be responsible for the fees and expenses of the Trustees and officers of the Trust who are affiliated with us. We are also responsible for the Trust's various promotional expenses (including distributing Prospectuses to potential shareholders).

Payments to Third Parties. We can make payments out of our investment advisory fee to other persons, including broker-dealers that make one or more of the Trust's funds available to investors pursuant to any "no transaction fee" network or service they provide. Under regulations of the Securities and Exchange Commission, such arrangements are permissible in connection with distributing investment company shares, if the payments of the shared fee amounts are made out of our own resources.

Services Contract.

Except as described below, the Trust does not have any officers or employees who are paid directly by the Trust. The Trust entered into a Services Agreement with us for operational and other services required by its Funds. Such services may include:

  The functions of shareholder servicing agent and transfer agent.
  Bookkeeping and portfolio accounting.
  Handling telephone inquiries, cash withdrawals and other customer service functions (including monitoring wire transfers).
  Providing appropriate supplies, equipment and ancillary services necessary to conduct of its affairs.
  Calculating net asset value.
  Arranging for and paying the Custodian.
  Arranging for the Trust's independent accountants.
  Arranging for and paying the Trust's legal counsel.
  Registering the Trust and its shares with the Securities and Exchange Commission and notifying any applicable state securities commissions of its sale in their jurisdiction.
  Printing and distributing prospectuses and periodic financial reports to current shareholders.
  Trade association membership.
  Preparing shareholder reports, proxy materials and holding shareholder meetings.
  Independent Trustee expenses.

We provide all these services to each fund for a fee calculated as a percentage of average daily net assets. This fee is reviewed and approved at least annually by the Trustees and is compared with the fee paid by other mutual funds of similar size and investment objective to determine if it is reasonable. The current fees are stated in the Trust's applicable Prospectus. We arrange for payment of certain fees and expenses (i.e. Trustee compensation and independent accountant fees) to be paid directly by the Trust, rather than passing such costs through the fee we are paid.

Our payment under the Services Agreement is in addition to and independent of payments made pursuant to the Investment Advisory Agreement. Madison Mosaic also provides such services to Mosaic Income Trust, Mosaic Tax-Free Trust and Mosaic Government Money Market Trust and Madison Investment Advisors provides such services to the Madison Strategic Sector Premium Fund.  Madison Asset Management provides such services to the Madison Institutional Equity Option Fund.   All three entities share the same personnel and resources.

Under the Services Agreements, we appointed US Bancorp Fund Services (see "Other Service Providers," below), as the transfer agent and dividend-paying agent. It will also perform all shareholder servicing agent functions.

The Trust remains responsible for any extraordinary or non-recurring expenses it incurs.

Distribution Agreement.

Mosaic Funds Distributor, LLC, is the Distributor of Mosaic Funds and the Madison Institutional Equity Option Fund. It receives no compensation for its services under the Distribution Agreement. The agreement had an initial term of two years beginning July 30, 1998 and may continue in effect after that term only if approved annually by the Trustees, including a majority of those who are not "interested persons," as defined in the Investment Company Act of 1940.

The Distribution Agreement provides for distribution of the Trust's shares without a sales charge to the investor. The Distributor may act as the Trust's agent for any sales of its shares, but the Trust may also sell its shares directly to any person. The Distributor makes each Fund's shares continuously available to the general public in those States where it has given notice that it will do so. However, the Distributor has no obligation to purchase any of the Trust's shares.

The Distributor is wholly owned by Madison Investment Advisors, Inc. and we share our personnel.

4. Other Service Providers.

We arrange for Trust securities to be held in custody by the Trust's Custodian, for the Trust to be audited annually by independent accountants and for the Trust and the Independent Trustees to be represented by outside counsel. The Trust does not pay any separate fees for the services of these third parties because the cost of these services is included in the advisory and service fees we receive to manage the Trust.

Transfer Agent and Dividend-Paying Agent.

Under our Services Agreements with the Trust, we appointed US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (the "Transfer Agent"), as the transfer agent and dividend-paying agent.  The Transfer Agent will also perform all shareholder servicing agent functions. We are responsible for compensating the Transfer Agent for providing these services on behalf of the Trust.

Custodian.

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is Custodian for the cash and securities of the Trust. The Custodian maintains custody of the Trust's cash and securities, handles its securities settlements and performs transaction processing for cash receipts and disbursements in connection with the purchase and sale of the Trust's shares.

From time to time, the Trust may appoint as Special Custodians certain banks, trust companies, and firms that are members of the New York Stock Exchange and trade for their own account in the types of securities purchased by the Trust. Such Special Custodians will be used by the Trust only for the purpose of providing custody and safekeeping services in limited circumstances. First, custody would be of relatively short duration. Second, custody would be for designated types of securities that, in our opinion or in the opinion of the Trustees, would most suitably be held by such Special Custodians rather than by the Custodian.

In the event any such Special Custodian is used, it shall serve the Trust only in accordance with a written agreement with the Trust. The agreement must meet the requirements of the Securities and Exchange Commission for mutual fund custodians and be approved and reviewed at least annually by the Trustees. If the Special Custodian is a securities dealer, it must deliver to the Custodian its receipt for the safekeeping of each lot of securities involved prior to payment by the Trust for such securities.

The Trust may also maintain deposit accounts for the handling of cash balances of relatively short duration with various banks, as we or the Trustees deem appropriate, to the extent permitted by the Investment Company Act of 1940.

Independent Auditors.

Grant Thornton LLP, 175 West Jackson Blvd., Chicago, IL 60604, serves as independent registered public accounting firm to the Trust.

PORTFOLIO MANAGERS

Other Accounts Managed.

The Trust's portfolio managers identified in the Trust's prospectuses are (in alphaetical order) Christopher Berberet, Frank Burgess, Richard Eisinger and Jay Sekelsky. As of the end of the Trust's most recent fiscal year, these portfolio managers were also members of the team responsible for the following accounts:

Name of manager	Category of other accounts managed	Number managed in category	Total assets in category	Material conflicts of interest that may arise in connection with the manager's management of the Trust's investments and the investments of the other accounts
Christopher Berberet	Registered investment companies	10*	$172 million (including the Trust's portfolios)	None identified
	Other pooled investment vehicles	None	$0	None identified
	Other accounts	511 separately managed client accounts including individuals, institutions and municipalities and 22 wrap account subadvisory relationships involving 3 model composites*	$1,579 million in separate accounts; $3,215 million in wrap accounts	None identified
Frank Burgess	Registered investment companies	4*	$285,400,000 (including the Foresight Fund)	None identified
	Other pooled investment vehicles	1	$2.0 million	As of the end of the Trust's most recent fiscal year, the manager also managed a private partnership that pays no fees. Furthermore, the Mosaic Board of Trustees has adopted procedures to address potential conflicts of interest by requiring that such account be treated as an "Access Person" of the Trust, subject to the Trust's Code of Ethics as if it were an employee.
	Other accounts	None	Not applicable	None identified
Richard Eisinger	Registered investment companies	4*	$311,562,000 (including the Trust's portfolios)	None identified
	Other pooled investment vehicles	None	$0	None identified
	Other accounts	395 separately managed client accounts including individuals, institutions and municipalities and 22 wrap account subadvisory relationships involving 3 model composites*	$771 million in separate accounts; $2,550 million in wrap accounts	None identified
Jay Sekelsky	Registered investment companies	4*	$311,562,000 (including the Trust's portfolios)	None identified
	Other pooled investment vehicles	None	$0	None identified
	Other accounts	395 separately managed client accounts including individuals, institutions and municipalities and 22 wrap account subadvisory relationships involving 3 model composites*	$771 million in separate accounts; $2,550 million in wrap accounts	None identified

*The advisory fee was not based on the performance of any of these accounts.

Compensation.

All compensation is measured and paid on an annual, calendar year basis. Compensation consists of base salary, merit bonus, and, where indicated below, incentive compensation (performance bonus). The incentive pool described in the chart below is calculated based on revenue from each investment strategy. Managers are rewarded for performance relative to their benchmark(s) over both one and three year periods. Incentive compensation earned is paid out over a three year period. This compensation structure will result in incentive compensation ranging from 0 to 2.5 times a manager’s base salary. Over the course of a market cycle, such as from 2000 through 2005, when we have experienced both outperformance and underperformance, the percentage earned of the total pool has ranged from 0 to 65%. Performance bonus amounts increase in proportion to benchmark outperformance during the applicable one and three year periods.

Name of manager	Structure of compensation for managing Mosaic Equity Trust portfolios	Specific criteria	Difference in methodology of compensation with other accounts managed (relates to the "Other Accounts" mentioned in the chart above)
Christopher Berberet	We believe investment professionals should receive compensation for the performance of our client's accounts, their individual effort, and the overall profitability of the firm. As such, our investment professionals receive a base salary, as well as a merit bonus based on effort expended. In addition, an incentive bonus is paid based on the attainment of certain goals and objectives in the portfolio management process. The manager also participates in the overall profitability of the firm through his individual ownership in the firm. Madison Investment Advisors, Inc. also offers an Employee Stock Ownership Plan (ESOP) in which all employees are eligible to participate in after one year of employment. All the members of our portfolio management teams have significant investments in either the firm or the Mosaic Fund accounts we manage with the same general style and philosophy as our individual client accounts. We believe our portfolio managers' goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.	In addition to fixed compensation, the manager also participates in an incentive compensation pool shared by the members of the firm's fixed-income management team that is based on the performance of the firm's Government/Corporate Intermediate Term Fixed-Income composites measured against the Lehman Intermediate Government/Corporate index benchmark. All firm fixed income accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations regarding duration, spreads and other fixed-income characteristics.	None. Compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.
Frank Burgess	We believe investment professionals should receive compensation for the performance of our client's accounts, their individual effort, and the overall profitability of the firm. As such, our investment professionals receive a base salary, as well as a merit bonus based on effort expended. The manager is a controlling shareholder of Madison Investment Advisors, Inc. and participates in the overall profitability of the firm through his individual ownership in the firm. Madison Investment Advisors, Inc. also offers an Employee Stock Ownership Plan (ESOP) in which all employees are eligible to participate in after one year of employment. All the members of our portfolio management teams have significant investments in either the firm or the Mosaic Fund accounts we manage with the same general style and philosophy as our individual client accounts. We believe our portfolio managers' goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.	Not applicable.	None. Compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.
Jay Sekelsky and Richard Eisinger	We believe investment professionals should receive compensation for the performance of our client's accounts, their individual effort, and the overall profitability of the firm. As such, our investment professionals receive a base salary, as well as a merit bonus based on effort expended. In addition, an incentive bonus is paid based on the attainment of certain goals and objectives in the portfolio management process. The manager also participates in the overall profitability of the firm through his individual ownership in the firm. Madison Investment Advisors, Inc. also offers an Employee Stock Ownership Plan (ESOP) in which all employees are eligible to participate in after one year of employment. All the members of our portfolio management teams have significant investments in either the firm or the Mosaic Fund accounts we manage with the same general style and philosophy as our individual client accounts. We believe our portfolio managers' goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.	In addition to fixed compensation, the manager also participates in an incentive compensation pool shared by the members of the firm's equity management team that is based on the performance of the firm's Core and Mid-Cap Equity composites measured against the S&P 500 and the S&P Mid-Cap indices, respectively, as benchmarks. All firm equity accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations, quality and other portfolio characteristics.	None. Compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.

Ownership of Securities.

As of December 31, 2005, the portfolio managers beneficially owned the following amounts among the Mosaic Funds family of open-end mutual funds:

Name of manager	Mosaic fund owned	Range of ownership interest
Christopher Berberet	Mosaic Investors Fund	$100,001 - $500,000
Christopher Berberet	Mosaic Mid-Cap Fund	$10,001 - $50,000
Frank Burgess	Mosaic Institutional Bond Fund	$50,001 - $100,000
Frank Burgess	Mosaic Investors Fund	$100,001 - $500,000
Frank Burgess	Mosaic Mid-Cap Fund	$100,001 - $500,000
Frank Burgess	Mosaic Government Money Market	$100,001 - $500,000
Frank Burgess	Mosaic Foresight Fund	Over $1,000,000
Richard Eisinger	Mosaic Investors Fund	$10,001 - $50,000
Richard Eisinger	Mosaic Mid-Cap Fund	$50,001 - $100,000
Richard Eisinger	Mosaic Government Money Market	$1 - $10,000
Jay Sekelsky	Mosaic Investors Fund	$100,001 - $500,000
Jay Sekelsky	Mosaic Mid-Cap Fund	$100,001 - $500,000

BROKERAGE ALLOCATION AND OTHER PRACTICES

We make all decisions regarding the purchase and sale of securities and executing of these transactions. This includes selecting market, broker or dealer and negotiating commissions. Our decisions are subject to review by the Trustees.

During its most recent fiscal years the Trust paid aggregate brokerage commissions as follows (rounded to the nearest thousand): $390,000 for the fiscal year ended December 31, 2005; $303,000 for the fiscal year ended December 31, 2004; $173,000 for the fiscal year ended December 31, 2003.

In general, we seek to obtain prompt and reliable execution of orders at the most favorable prices or yields when purchasing and selling Trust securities. In determining the best price and execution, we may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with us and any statistical, research or other services the dealer provides us including payment for our use of electronic research services. This may include research provided by third parties that is paid for by so-called "soft dollars" earned as a result of Trust brokerage transactions (to the extent permitted by law or regulation). Such research and statistical information regarding securities may be used by us for the benefit of all members of the Mosaic family of mutual funds and by other clients of Madison. Therefore, the Trust may not be our only client that benefits from our receipt of research from the brokers and dealers the Trust uses for its trading needs. However, as a policy matter, we will not "pay up" for any such research or statistical information by paying higher commissions than we would pay from any other full-service institutional broker that did not provide such information. In the unlikely event that any such non-price factors are taken into account and the execution price paid is increased, it would only be in reasonable relation to the benefit of such non-price factors to the Trust as we determine in good faith.

What is the "research" that is paid for with soft dollars? Research refers to services and/or products provided by a broker, the primary use of which must directly assist us in our "investment decision-making process" and not in the management of our firm. The term "Investment Decision-Making Process" refers to the quantitative and qualitative processes and related tools we use in rendering investment advice to the Trust and our other clients, including financial analysis, trading and risk analysis, securities selection, broker selection, asset allocation, and suitability analysis.

Research may be proprietary or third party. Proprietary research is provided directly from a broker (for example, research provided by broker analysts and employees about a specific security or industry or region, etc.). Third party research is provided by the payment by a broker, in full or in part, for research services provided by third parties. Both types of research may involve electronically and facsimile provided research and electronic portfolio management services and computer software supporting such research and services. Typical third party research providers include, by way of example, First Call Notes, Bloomberg, Research Direct, First Call Earnings Per Share Estimates, Baseline, Bondedge, ISI, Bank Credit Analysis, S&P Creditweek, Global Sector Review, etc. For example, a tool that helps us decide what might happen to the price of a particular bond following a specific change in interest rates is considered research because it affects our decision-making process regarding that bond.

We may receive from brokers products or services which are used by us both for research and for administrative, marketing or other non-research purposes. In such instances, we make a good faith effort to determine the relative proportion of our use of such product/service that is for research. Only that portion of the research aspect of the cost of obtaining such product/service may be paid for using soft dollars. We pay the remaining portion of the cost of obtaining the product or service in cash from our own resources.

Although we believe that all clients of our firm and its affiliates, including the Trust, benefit from the research received by us from brokers, we may not necessarily use such research products or services in connection with the accounts that paid commissions to or otherwise traded with the brokers providing such products or services in any given period.

Brokers or dealers who execute portfolio transactions for the Trust may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in selecting brokers or dealers. Such activity is not considered when making portfolio brokerage decisions.

In addition to transactions on which we pay commissions, we may also engage in portfolio transactions directly with a dealer acting as a principal. As a result, the transaction will not involve payment of commissions. However, any purchases from an underwriter or selling group could involve payments of fees and concessions to the underwriting or selling group.

Affiliated Transactions. We can purchase portfolio securities through an affiliated broker if we decide it is in the Trust's interests. If we trade through an affiliated broker, we will observe four requirements: (1) the transaction must be in the ordinary course of the broker's business; (2) the transaction cannot involve a purchase from another broker or dealer; (3) compensation to the broker in connection with the transaction cannot be in excess of one percent of the cost of the securities purchased; and (4) the terms to the Trust for purchasing the securities, including the cost of any commissions, must be as favorable to the Trust as the terms concurrently available from other sources. Any compensation paid in connection with such a purchase will be in addition to fees payable to us under the Investment Advisory Agreement.

We do not anticipate that any such purchases through affiliates will ever represent a significant portion of the Trust's trading activity. No such transactions are anticipated currently.

Portfolio Turnover. We do not expect to engage in short-term trading for the any fund other than the Foresight Fund, but securities may be purchased and sold in anticipation of market interest rate changes, as well as for other reasons. We anticipate that annual portfolio turnover for these funds will generally not exceed 100%, but actual turnover rate will not be a limiting factor if we believe it is desirable to make purchases or sales. Risks and considerations regarding portfolio turnover in the Foresight Fund are described in its prospectus.  Likewise, the Madison Institutional Equity Option Fund may be subject to higher turnover rates as securities upon which calls are written are called away.   The risks and considerations regarding its investment policies are described in its prospectus.

CAPITAL STOCK AND OTHER SECURITIES

Summary.

The Declaration of Trust, dated November 18, 1982, was filed with the Secretary of State of the Commonwealth of Massachusetts and the Clerk of the City of Boston, Massachusetts. Under the terms of the Declaration of Trust, the Trustees may issue an unlimited number of whole and fractional shares of beneficial interest without par value for each series of shares they have authorized. All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Under Massachusetts law, the shareholders, under certain circumstances, may be held personally liable for the Trust's obligations. The Declaration of Trust, however, provides indemnification out of Trust property of any shareholder held personally liable for obligations of the Trust.

Shares and Classes of Shares.

Five series of the Trust's shares are currently authorized: Investors Fund shares, Mid-Cap Fund shares, Balanced Fund shares,  Foresight Fund shares and Madison Institutional Equity Option Fund shares. Each share has one vote and fractional shares have fractional votes. Except as otherwise required by applicable regulations, any matter submitted to a shareholder vote will be voted upon by all shareholders without regard to series or class. For matters where the interests of separate series or classes are not identical, the question will be voted on separately by each affected series or class.

For example, shareholder votes relating to the election of Trustees or approval of the Trust's selection of independent public accountants, as well as any other matter in which the interests of all shareholders are identical, will be voted on without regard to series or classes of shares. Matters that affect a particular series or class of shares will not be voted upon by the unaffected shareholders. On the other hand, required shareholder approval of the Investment Advisory Agreement and any change in a Fund's fundamental investment policies will be submitted to a separate vote by each series and class of shares. When a matter is voted upon separately by more than one series or class of shares, it may be approved with respect one series or class even if it is rejected by the shareholders of another series or class.

The Trustees may authorize at any time creating additional series of shares. The proceeds of the new series would be invested in separate, independently managed portfolios. The Trustees can also authorize additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). These classes can have such preferences, privileges, limitations, and voting and dividend rights as the Trustees may determine.

All money received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (but classes may represent proportionate undivided interests in a series), and would be subject to its own related liabilities.

Share Splits and Liquidation Rights.

The Trustees may divide or combine the Trust's shares into a greater or lesser number of shares as long as the action will not change your proportionate interest in the Trust. Any assets, income and expenses of the Trust that we cannot readily identify as belonging to a particular series will be allocated by or under the direction of the Trustees as they deem fair and equitable. Upon any liquidation of the Trust or any of its Funds, you would be entitled to share pro-rata in the liquidation proceeds available for distribution.

Shareholder Meetings.

Because there is no requirement for annual elections of Trustees, the Trust does not anticipate having regular annual shareholder meetings. Shareholder meetings will be called as necessary to consider questions requiring a shareholder vote. The selection of the Trust's independent accountants will be submitted to a ratification vote by the shareholders at any meetings held by the Trust.

Any change in the terms of the Declaration of Trust (except for immaterial changes like a name change), in the Investment Advisory Agreement (except for reductions of the Advisor's fee) or in the fundamental investment limitations of a Fund must be approved by a majority of the shareholders before it can become effective.

Shareholder inquiries can be made to the offices of the Trust at the address on the cover of this document.

Voting Rights.

The voting rights of shareholders are not cumulative. As a result, holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

A "majority" is constituted by either 50 percent of all shares of the Fund or 67 percent of the shares voted at an annual meeting or special meeting of shareholders at which at least 50 percent of the shares are present or represented by proxy.

The Declaration of Trust provides that two-thirds of the holders of record of the Trust's shares may remove a Trustee from office by votes cast in person or by proxy at a meeting called for the purpose. A Trustee may also be removed from office provided two-thirds of the holders of record of the Trust's shares file declarations in writing with the Trust's Custodian. The Trustees are required to promptly call a meeting of shareholders for the purpose of voting on removal of a Trustee if requested to do so in writing by the record holders of at least 10% of the Trust's outstanding shares.

Ten or more persons who have been shareholders for at least six months and who hold shares with a total value of at least $25,000 (or 1% of the Trust's net assets, if less) may require the Trust to assist a shareholder solicitation with the purpose of calling a shareholder meeting. Such assistance could include providing a shareholder mailing list or an estimate of the number of shareholders and approximate cost of the shareholder mailing. In the latter case, unless the Securities and Exchange Commission determines otherwise, the shareholders desiring the solicitation may require the Trustees to undertake the mailing if those shareholders provide the materials to be mailed and assume the cost of the mailing.

Shareholder Liability.

Under Massachusetts law, the shareholders of an entity such as the Trust may, under certain circumstances, be held personally liable for its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment against a shareholder under such a claim. The risk of a shareholder incurring financial loss as a result of being a shareholder is limited to circumstances in which the Trust itself would be unable to meet its obligations.

Liability of Trustees and Others.

The Declaration of Trust provides that the officers and Trustees of the Trust will not be liable for any neglect, wrongdoing, errors of judgment, or mistakes of fact or law. However, they are not protected from liability arising out of willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties to the Trust. Similar protection is provided to the Advisor under the terms of the Investment Advisory Agreement and the Services Agreement. In addition, protection from personal liability for the obligations of the Trust itself, similar to that provided to shareholders, is provided to all Trustees, officers, employees and agents of the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The applicable "Guide to Doing Business" describes the basic procedures for investing in the Trust. The Guide for the four Mosaic Fund series of the Trust is a separate document incorporated by reference in the prospectus for those funds and the Guide for the Madison Instititional Equity Option Fund is included in that fund's single prospectus document. The following information concerning other investment procedures is presented to supplement the information contained in the Guide.

Offering Price.

We calculate the net asset value (NAV) of each fund every day the New York Stock Exchange is open for trading. NAV is not calculated on New Year's Day, the observance of Martin Luther King, Jr.'s Birthday, Presidents Day, Good Friday, the observance of Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and on other days the New York Stock Exchange is closed for trading. The NAV calculation for each fund is made at the time of the close of the New York Stock Exchange.

NAV is determined by adding the value of all securities and other assets of a fund, subtracting its liabilities and dividing the result by the total number of outstanding shares of that fund. Since the Trust does not charge a "sales load," its shares are both offered and redeemed at NAV.

Market Value. We determine the market value of each fund's securities in a number of ways. If current market quotations are readily available for a security, we value it at the applicable market's official closing price or, if none, at the mean between its bid and asked prices. For securities for which current market quotations are not readily available, we value them at their fair market value as determined in good faith by the Trustees. We value securities having a remaining effective maturity of 60 days or less at amortized cost, which approximates market value.

Valuation of Covered Call Options. If we write call options for a fund, the premium received is reflected on the Trust's books as a cash asset offset by a deferred credit liability, so the premium has no impact on net asset value at that time. The deferred credit amount is then marked to the market value of the outstanding option contract daily. If the option contract is exercised, the Trust reflects a sale of the appropriate securities (which may be either the underlying portfolio securities or corresponding securities purchased in the open market to deliver against the option contract) at a price equal to the option strike price plus the option premium received. The deferred credit liability is then extinguished. If the option expires without being exercised (or if it is offset by a closing purchase transaction), then the Trust recognizes the deferred credit as a gain (reduced by the cost of any closing purchase transaction).

The Trustees authorized using independent pricing services to obtain daily securities prices when required.

Shares in all funds are priced by rounding to the nearest penny. NAV of shares in each fund is expected to fluctuate daily, and we will make no attempt to stabilize the value of these shares.

Shareholder Service Policies.

Our policies concerning shareholder services are subject to change from time to time. In the event of a material change, you will receive an updated "Guide to Doing Business."

Anti-Money Laundering Program.

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Trust's distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Minimum Initial Investment and Minimum Balance.

We can change the minimum account size below which an account is subject to a monthly service charge or to involuntary closing. We may change the Trust's minimum amount for subsequent investments by 30 days written notice. The notice may be provided in Mosaic's quarterly shareholder newsletter.

Special Service Charges.

We may impose special service charges for services that are not regularly afforded to shareholders. In order to do this, we must give 30 days written notice to you or to shareholders in general. These special charges may include, but are not limited to, fees for excessive exchange activity or unusual historical account research and copying requests. Mosaic's standard service charges are also subject to adjustment from time to time.

Share Certificates.

The Trust will not issue share certificates.

Subaccounting Services.

The Trust can provide subaccounting services to institutions. The Trustees reserve the right to determine from time to time such guidelines as they deem appropriate to govern the level of subaccounting service that can be provided to individual institutions in differing circumstances. Normally, the Trust's minimum initial investment to open an account will not apply to subaccounts. However, we reserve the right to impose the same minimum initial investment requirement that would apply to regular accounts if it seems that the cost of carrying a particular subaccount or group of subaccounts is likely to be excessive.

The Trust may provide and charge for subaccounting services that we determine exceed those services that can be provided without charge. The availability and cost of such additional services will be determined in each case by negotiation between Mosaic and the parties requesting the additional services. We are not presently aware of any such services for which a charge will be imposed.

Crediting of Investments.

We can reject any investment in the Trust for any reason.

We may at any time suspend all new investment in any fund. We may also, in our discretion, decline to recognize an investment by funds wired for credit until such funds are actually received by the Trust. This is because we may be responsible for any losses resulting from changes in a fund's net asset value that happen because we failed to receive funds from a shareholder to whom recognition for investment was given in advance of receipt of payment.

If shares are purchased by wire and the wire is not received or if shares are purchased by a check that, after deposit, is returned unpaid or proves uncollectible, then the share purchase may be canceled immediately. The shareholder that gave notice of the intended wire or submitted the check will be held fully responsible for any losses incurred by us, the Trust or the Distributor.

Foreign Checks.

Checks drawn on foreign banks will not be accepted.

Cashier's Checks and Money Orders.

Mosaic will not accept Money Orders of any denomination. Mosaic will not accept Cashier's Checks for amounts less than $10,000.

Purchase Orders from Brokers.

We authorized one or more brokers to accept purchase and redemption orders of Trust shares. Such brokers are authorized to delegate other intermediaries to accept purchase and redemption orders of Trust shares. An order to purchase shares that we receive from a securities broker (or the broker's delegate, as the case may be) will be considered received in proper form for the net asset value per share determined as of the close of business of the New York Stock Exchange on the day of the order. However, the broker must assure us that it received the order from its customer prior to that time. Procedures established by a broker relating to the receipt, acceptance and communication of orders may require receipt and acceptance of an order by such broker at a time prior to the close of the New York Stock Exchange so that such order may receive the net asset value next calculated by the Trust for its shares.

Shareholders who invest in the Trust through a broker may be charged a commission for handling the transaction. A shareholder may deal directly with us anytime to avoid the fee.

Redemptions.

Redemptions will take place at the NAV for the day we receive the redemption order in proper form. A redemption request may not be in proper form unless we have a signed account application from you or your application is submitted with the withdrawal request.

Unusual Circumstances Resulting in Suspension of Payments.

We will use our best efforts in normal circumstances to handle redemptions timely. However, we may for any reason we deem sufficient suspend the right of redemption or postpone payment for any shares in the Trust for any period up to seven days.

Our sole responsibility with regard to redemptions shall be to process timely redemption requests in proper form. Neither the Trust, its affiliates, nor the Custodian can accept responsibility for any act or event which has the effect of delaying or preventing timely transfers of payment to or from shareholders.

Payment for shares in any fund may be suspended or delayed for more than seven days only in limited circumstances. These occur (1) during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings; (2) when trading on such Exchange is restricted, as determined by the Securities and Exchange Commission; or (3) during any period when the Securities and Exchange Commission has by order permitted such suspension.

Final Payments on Closed Accounts.

The redemption payment you receive when you close your account will normally have all accrued dividends included. However, when an account is closed, we may make payment by check of any final dividends declared but not yet paid to the date of the redemption that closed the account. The payment may be made on the same day such dividends are paid to other shareholders, rather than at the time the account is closed.

Identification Required.

We reserve the right, when we deem such action necessary to protect the interests of Trust shareholders, to refuse to honor redemption requests made by anyone purporting to act with the authority of another person or on behalf of a corporation or other legal entity. Each such individual must provide a corporate resolution or other appropriate evidence of his or her authority or satisfactory identity. We reserve the right to refuse any third party redemption requests.

Payments in Kind.

If, in the opinion of the Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of the Trust. However, the Trust elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of the Trust or $250,000.

Any property of the Trust distributed to shareholders will be valued at fair value. In disposing of any such property received from the Trust, a shareholder might incur commission costs or other transaction costs. There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full net asset value for it. Except as described herein, however, we intend to pay for all share redemptions in cash.

Address Changes and Lost Shareholder Accounts.

It is your obligation to inform us of address changes.

We will exercise reasonable care to ascertain your correct address if you become "lost" in our records. We will conduct two database searches for you and use at least one information database service. The search will be conducted at no cost to you. We will not, however, perform such searches if your account is less than $25, if you are not a natural person or we receive documentation that you are deceased. If we cannot locate you after such procedures, your account may be escheated to the State of your last residence in our records.

No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Dividend Payments.

Dividends are payable to you at the time they are determined. They are not actually paid in the form of additional shares of the Trust credited to your account until the end of each calendar month (or normally when the account is closed, if sooner), unless you make a written election to receive dividends in cash.

Substantially all of each fund's accumulated net income is declared as dividends each business day. We calculate accumulated net income for each fund just prior to calculating the fund's net asset value. The amount of such net income reflects interest income (plus any original discount earned less premium amortized) and expenses accrued by the fund since the previously declared dividend.

Realized capital gains and losses and unrealized appreciation and depreciation are reflected as changes in NAV per share of each fund. Premium on securities purchased is amortized daily as a charge against income.

You will receive notice of payment of dividends quarterly. For tax purposes, you will also receive an annual summary of dividends paid by your Fund and the extent to which they constitute capital gains dividends. If you purchase shares as of a particular net asset value determination (the close of the New York Stock Exchange) on a given day, you will not be considered a shareholder of record for the dividend declaration made that day. If you withdraw as of such determination you will be considered a shareholder of record with respect to the shares withdrawn. A "business day" will be any day the New York Stock Exchange is open for trading.

TAXATION OF THE TRUST

Federal Income Tax Requirements.

To qualify as a "regulated investment company" and avoid fund-level federal income tax under the Internal Revenue Code (the "Code"), each fund must, among other things, distribute its net income and net capital gains in the fiscal year in which it is earned. The Code also requires each fund to distribute at least 98% of undistributed net income for the calendar year and capital gains determined as of October 31 each year before the calendar year-end in order to avoid a 4% excise tax. We intend to distribute all taxable income to the extent it is realized to avoid federal excise taxes.

To qualify as a regulated investment company under the Code, each fund must also derive at least 90% of its gross income from dividends, interest, gains from the sale or disposition of securities and certain other types of income.

Should any fund fail to qualify as a "regulated investment company" under the Code, it would be taxed as a corporation with no allowable deduction for distributing dividends.

Tax Consequences to Shareholders.

Federal Income Tax. As a shareholder, you will be subject to federal income tax on any ordinary net income and net capital gains realized by your fund and distributed to you as regular or capital gains dividends. It does not matter whether the dividend is distributed in cash or in the form of additional shares. Generally, dividends declared by your fund during October, November or December of any calendar year and paid to you before February 1 of the following year will be treated for tax purposes as received in the year the dividend was declared.

We can sell any securities held by a fund or which we have committed to purchase. Since profits realized from such sales are classified as capital gains, they would be subject to capital gains taxes.

Wash Sales.

If you receive dividends on shares held for less than six months, any loss on the sale or exchange of such shares will be disallowed up to the value of such dividends.

Dividends Received Deduction.

Since normally at least 65% of the Investors and Mid-Cap Growth Fund's assets will be invested in equity securities, some of which may pay eligible dividends, a substantial portion of the regular dividends paid by each Fund is expected to be eligible for the dividends received deduction for corporate shareholders (70% of dividends received). A percentage of the dividends paid by the Balanced, Foresight and Institutional Equity Option Funds may also be eligible for this deduction.

28% Withholding.

You may be subject to a 28% withholding requirement on transactions with the Trust in certain circumstances: (1) if you fail to comply with the interest and dividends "back-up" withholding provisions of the Code (by accurately filing Form W-9 or its equivalent, when required); or (2) if the Internal Revenue Service determined that you failed to properly report dividend or interest income.

Personal Holding Company.

We reserve the right to involuntarily redeem shares if ownership has or may become concentrated as to make a fund a personal holding company under the Code.

CALCULATION OF PERFORMANCE DATA

So that you can compare the Trust's funds with similar funds (and to market indices and other investment or savings vehicles) we calculate total returns for each fund.

How are Total Returns Calculated? We calculate annual total return and average annual total returns for the funds. Annual total return is based on the change in share price from the beginning to the end of the year, plus any distributions. We calculate average annual total return by finding the compounded annual rate of return over a given period that would be required to equal the return on an assumed initial investment in the fund to the ending redeemable value this investment would have had at the end of the period. This is done by taking into account the effect of the changes in the fund's share price during the period and any recurring fees charged to shareholder accounts. We also assume all dividends and other distributions are reinvested at the applicable share price when they were paid.

We may also calculate non-annualized aggregate total returns by computing the simple percentage change in value that equals an assumed initial investment in a fund with its redeemable value at the end of a given period, determined in the same manner as for average annual total return calculations.

Total return quotations as of the end of the Trust's most recent fiscal year are presented in the Prospectus.

Performance Comparisons.

From time to time, in advertisements or in reports to shareholders and others, we may compare the performance of the Trust to that of recognized market indices. We may cite the ranking or performance of any Fund as reported in recognized national periodicals, financial newsletters, reference publications, radio and television news broadcasts, or by independent performance measurement firms.

We may also compare the performance of any fund to that of other funds we manage, if appropriate. We may compare our performance to that of other types of investments, substantiated by representative indices and statistics for those investments.

Market indices that we may use include those compiled by major securities firms. Other indices compiled by securities rating or valuation services, such as Standard and Poor's Corporation, may also be used. Periodicals that report market averages and indices, performance information, and/or rankings may include: The Wall Street Journal, Investors Business Daily, The New York Times, The Washington Post, Barron's, Forbes Magazine, Money Magazine, Mutual Funds Magazine, Kiplinger's Personal Finance and the Bank Rate Monitor. Independent performance measurement firms include Lipper Analytical Services, Inc. and Morningstar.

In addition, a variety of newsletters and reference publications provide information on the performance of mutual funds, such as the Donoghue's Money Fund Report. Financial news is broadcast by various radio and television media.

We may also disclose the contents of each of the Trust's portfolios as frequently as daily in advertisements and elsewhere.

Lipper Analytical Services, Inc. compares the performance of the Investors Fund to mutual funds categorized as "Multi-Cap Value funds"; the performance of the Balanced Fund is compared to mutual funds categorized as "Balanced funds"; the Mid-Cap Fund is compared to mutual funds categorized as "Mid-Cap Value funds"; and the Foresight Fund is compared to mutual funds categorized as "Flexible Portfolio funds." If any of these categories should be changed by Lipper Analytical Services, Inc., we will make comparisons based on the revised categories.

Average Maturities. We do not calculate average maturity information for the Trust.

FINANCIAL STATEMENTS AND OTHER ADDITIONAL INFORMATION

Audited financial statements for each of the funds of the Trust together with the Report of Grant Thornton LLP, Independent Registered Public Accounting Firm for its most recent fiscal year end appear in the Trust's Annual Report to shareholders for that  fiscal year. That report is incorporated herein by reference. Also incorporated herein by reference is the Trust's Semi-Annual Report for the period ended June 30, 2005.  Both reports were filed with the Securities and Exchange Commission.

Statements contained in this Statement of Additional Information and in the Prospectus regarding the contents of contracts and other documents are not necessarily complete. You should refer to the documents themselves for definitive information on their provisions. We will supply copies of the Trust's important documents and contracts to interested persons upon request, or you can obtain them from the SEC's Internet site at www.sec.gov.

The Trust registered with the Securities and Exchange Commission in Washington, DC, by the filing a Registration Statement. The Registration Statement contains certain additional information not included in the Prospectus or this Statement of Additional Information. This information is available from the SEC or its Internet site. (See the back cover of the Prospectus for information about obtaining this information.)